                              NASL SERIES TRUST
                 Supplement to Prospectus dated May 1, 1995,
                          as amended August 28, 1995

                            FNAL VARIABLE ACCOUNT


                            NASL VARIABLE ACCOUNT


                           Supplement to Prospectus
                              dated May 1, 1995


                          NASL VARIABLE LIFE ACCOUNT


                           Supplement to Prospectus
                            dated October 16, 1995


        On January 1, 1996, North American Life Assurance Company ("NAL") and The Manufacturers Life Insurance Company merged with the combined company retaining the name The Manufacturers Life Insurance Company ("Manulife"). NAL is the ultimate parent of NASL Financial Services, Inc. ("NASL Financial"), the investment adviser to NASL Series Trust (the "Trust"). Manulife, like NAL, is a Canadian mutual life insurance company based in Toronto, Canada. The merger may be considered to give rise to the assignment and automatic termination of the investment advisory agreement between NASL Financial and the Trust as well as the assignment and automatic termination of each of the underlying subadvisory agreements for each of the portfolios (including the consulting agreement between Salomon Brothers Asset Management Inc. ("SBAM") and Salomon Brothers Asset Management Limited ("SBAM Limited") relating to the Strategic Bond Portfolio) (collectively, the "Existing Agreements").
Therefore, at the Trust's Board of Trustees meeting held September 28-29, 1995, the Trustees of the Trust (including all the noninterested Trustees) voted to approve a new advisory agreement between the Trust and NASL Financial, new subadvisory agreements between NASL Financial and each of the subadvisors, and a new consulting agreement between SBAM and SBAM Limited (collectively, the "New Agreements"), and to submit the New Agreements to shareholders for their consideration. The New Agreements were approved by shareholders of each series
of the Trust on December 5, 1995.   THE NEW AGREEMENTS ARE SUBSTANTIALLY
IDENTICAL TO THE EXISTING AGREEMENTS. THEREFORE, THE NEW AGREEMENTS WILL NOT RESULT IN ANY CHANGES IN ADVISORY FEES PAID BY THE TRUST, THE INVESTMENT MANAGEMENT OR OPERATIONS OF EITHER NASL FINANCIAL OR THE SUBADVISERS, THE INVESTMENT PERSONNEL MANAGING THE TRUST OR THE SHAREHOLDER SERVICES OR OTHER BUSINESS ACTIVITIES OF THE TRUST.







NASL.SUPP196
V7.SUPP.196
V20/21.SUPP196
V22/23.196
V9.SUPP.196
VV.SUPP.196
VIS.SUPP.196
VLSUPP196



                THE DATE OF THIS SUPPLEMENT IS JANUARY 2, 1996

                     SUPPLEMENT DATED SEPTEMBER 13, 1995
                         TO THE CURRENT PROSPECTUS OF
                            NASL VARIABLE ACCOUNT


        The 2.00% premium tax assessed against Pennsylvania residents for non-qualified contracts upon withdrawal benefits, annuitization or payment of death benefits will be waived for non-qualified annuity premiums received on or after September 8, 1995. Premium for non-qualified contracts received for the period October 1, 1992 through September 7, 1995 will continue to have the premium tax assessed upon any withdrawal benefits, annuitization or payment of death benefits.




VV.PROSUPP995
VIS25.PROSUPP995
V7.PROSUPP995
V20/21.PROSUPP995
V22/23.PROSUPP995

              Annuity Service Office             Mailing Address
              116 Huntington Avenue            Post Office Box 818
           Boston, Massachusetts 02116        Boston, Massachusetts
                (617) 266-6008                      02117-0818
                (800) 344-1029

--------------------------------------------------------------------------------
                            NASL VARIABLE ACCOUNT
--------------------------------------------------------------------------------
                                      OF

                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                    FLEXIBLE PAYMENT DEFERRED COMBINATION
                  FIXED AND VARIABLE GROUP ANNUITY CONTRACT
                              NON-PARTICIPATING

        This Prospectus describes a flexible purchase payment deferred combination fixed and variable group annuity contract (the "contract") issued by North American Security Life Insurance Company ("the Company"), a stock life insurance company that is a wholly-owned subsidiary of North American Life Assurance Company ("North American Life"). The contract is designed for use in connection with retirement plans which may or may not qualify for special federal income tax treatment. Prior to February, 1995, the Company issued a class of variable annuity contract which is no longer being issued but under which purchase payments may continue to be made ("prior contract"--"Ven 8" contracts), which were sold during the period from September 1992 until February, 1995. This prospectus principally describes the contract but also describes the Ven 8 contracts. The principal difference between the contract offered by this Prospectus and the Ven 8 contract relate to the investment options available under the contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the contracts, the charges made by the Company and the death benefit provisions. See "Appendix D - Prior Contracts."

        The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. The contract offers eighteen investment options: fourteen variable and four fixed. The variable portion of the contract value and annuity payments, if selected on a variable basis, will vary according to the investment performance of the sub-accounts of NASL Variable Account (the "Variable Account"). The Variable Account is a separate account established by the Company. Purchase payments and earnings on those purchase payments may be allocated to and transferred among one or more of fourteen sub-accounts of the Variable Account. The assets of each sub-account are invested in shares of NASL Series Trust (the "Trust"), a mutual fund having fourteen investment portfolios: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative)(see the accompanying Prospectus of the Trust). Fixed contract values may be accumulated under one, three, five and seven year fixed account investment options. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

        Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

        Additional information about the variable portion of the contract and Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing the Company at the above address or telephoning (617) 266-6008. The table of contents for the Statement of Additional Information is included on page 38 of this Prospectus.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT AND CERTIFICATE THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IT SHOULD BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is May 1, 1995.

V22/23.PRO595

                              TABLE OF CONTENTS
SPECIAL TERMS .........................................  3
SUMMARY ...............................................  5
TABLE OF ACCUMULATION UNIT VALUES ..................... 10
GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE
INSURANCE COMPANY, NASL VARIABLE ACCOUNT AND NASL
SERIES TRUST .......................................... 11
   North American Security Life Insurance Company ..... 11
   NASL Variable Account .............................. 11
   NASL Series Trust .................................. 11
DESCRIPTION OF THE CONTRACT ........................... 13
 ELIGIBLE GROUPS ...................................... 13
 ACCUMULATION PROVISIONS .............................. 14
   Purchase Payments .................................. 14
   Accumulation Units ................................. 14
   Value of Accumulation Units ........................ 15
   Net Investment Factor .............................. 15
   Transfers Among Investment Options ................. 15
   Telephone Transactions ............................. 16
   Special Transfer Services - Dollar Cost Averaging .. 16
   Asset Rebalancing Program .......................... 16
   Withdrawals ........................................ 16
   Special Withdrawal Services - Income Plan .......... 17
   Loans .............................................. 17
   Death Benefit Before Maturity Date ................. 18
 ANNUITY PROVISIONS ................................... 20
   General ............................................ 20
   Annuity Options .................................... 20
   Determination of Amount of the First Variable
     Annuity Payment .................................. 21
   Annuity Units and the Determination of Subsequent
     Variable Annuity Payments ........................ 21
   Transfers After Maturity Date ...................... 22
   Death Benefit on or After Maturity Date ............ 22
 OTHER CONTRACT PROVISIONS ............................ 22
   Ten Day Right to Review ............................ 22
   Ownership. ......................................... 22
   Beneficiary ........................................ 23
   Annuitant .......................................... 23
   Modification ....................................... 23
   Discontinuance of New Owners ....................... 23
   Fixed Account Investment Options ................... 24
CHARGES AND DEDUCTIONS ................................ 26
   Withdrawal Charges.................................. 26
   Reduction or Elimination of Withdrawal Charges ..... 27
   Administration Fees ................................ 28
   Reduction or Elimination of Annual
     Administration Fee ............................... 28
   Mortality and Expense Risk Charge .................. 29
   Taxes .............................................. 29
FEDERAL TAX MATTERS ................................... 29
 INTRODUCTION ......................................... 29
 THE COMPANY'S TAX STATUS ............................. 30
 TAXATION OF ANNUITIES IN GENERAL ..................... 30
   Tax Deferral During Accumulation Period ............ 30
   Taxation of Partial and Full Withdrawals ........... 31
   Taxation of Annuity Payments ....................... 32
   Taxation of Death Benefit Proceeds ................. 32
   Penalty Tax on Premature Distributions ............. 32
   Aggregation of Contracts ........................... 32
 QUALIFIED RETIREMENT PLANS ........................... 32
   Qualified Plan Types ............................... 33
   Direct Rollovers ................................... 34
 FEDERAL INCOME TAX WITHHOLDING ....................... 34
GENERAL MATTERS ....................................... 34
   Tax Deferral ....................................... 34
   Performance Data ................................... 34
   Financial Statements ............................... 35
   Asset Allocation and Timing Services ............... 35
   Restrictions Under the Texas Optional
   Retirement Program ................................. 35
   Distribution of Contracts .......................... 35
   Owner Inquiries .................................... 36
   Legal Proceedings .................................. 36
EXCHANGE OFFER AND ENHANCED DEATH
BENEFIT OPTION ........................................ 36
   Exchange Offer ..................................... 36
   Enhanced Death Benefit Option ...................... 37
OTHER INFORMATION ......................................38
STATEMENT OF ADDITIONAL INFORMATION-
 TABLE OF CONTENTS .................................... 38
APPENDIX A:  EXAMPLES OF CALCULATION OF
 WITHDRAWAL CHARGE .................................... 38
APPENDIX B:  STATE PREMIUM TAXES ...................... 40
APPENDIX C:  PENNSYLVANIA MAXIMUM
 MATURITY AGE ......................................... 41
APPENDIX D:  PRIOR CONTRACTS (VEN 8) .................. 41

                        SUPPLEMENT DATED JULY 6, 1995
                           REVISED AUGUST 28, 1995
                         TO THE CURRENT PROSPECTUS OF
                            NASL VARIABLE ACCOUNT




FIXED ACCOUNT INVESTMENT OPTION

        Effective June 30, 1995, North American Security Life Insurance Company (the "Company") entered into a Reinsurance Agreement with Peoples Security Life Insurance Company ("Peoples") pursuant to which Peoples will reinsure certain amounts with respect to the fixed account portion of the contract described in this Prospectus. Under this Reinsurance Agreement, the Company remains liable for the contractual obligations of the contracts' fixed account and Peoples agrees to reimburse the Company for certain amounts and obligations in connection with the fixed account. Peoples contractual liability runs solely to the Company, and no contract owner shall have any right of action against Peoples. Peoples is a wholly-owned subsidiary of Louisville, Kentucky based Providian Corporation, a diversified financial services corporation. Peoples is rated A+ (Superior) by A.M. Best for operating performance and financial stability and AAA by Standard & Poor's Corporation for claims paying ability.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

        The Company may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If the Company has made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.



V7.SUPP895
V22/23.SUPP895

                                SPECIAL TERMS

        The following terms as used in this Prospectus have the indicated meanings:

        Accumulation Unit - A unit of measure that is used to calculate the value of an owner's variable investment account before the maturity date.

        Annuitant - Any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The "annuitant" is as designated on the certificate specifications page or in the application, unless changed.

        Annuity Option - The method selected by each owner for annuity payments made by the Company. At the maturity date, the Company will provide an annuity with payments guaranteed for 10 years and for the lifetime of the annuitant, if the annuitant lives more than 10 years. This will be the annuity option unless changed.

        Annuity Service Office - The service office of the Company is P.O. Box 818, Boston, Massachusetts 02117-0818.

        Annuity Unit - A unit of measure that is used after the maturity date to calculate variable annuity payments.

        Application - The document signed by each owner that serves as his or her application for participation under the contract.

        Beneficiary - The person, persons or entity entitled to the death benefit under the contract upon the death of an owner or, in certain circumstances, the annuitant. If there is a surviving owner, that person will be deemed to be the beneficiary.

        Certificate - The document issued to each owner which summarizes the rights and benefits of the owner under the contract.

        Certificate Anniversary - The anniversary of the certificate date.

        Certificate Date - The date of issue of a certificate under the contract.

        Certificate Year - The period of twelve consecutive months beginning on the certificate date or any anniversary thereof.

        Contingent Beneficiary - The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

        Contract Application - The document signed by the Group Holder that evidences the Group Holder's application for a Contract.

        Contract Value - The total of an owner's investment account values and, if applicable, any amount in the loan account attributable to that owner.

        Debt - Any amounts in an owner's loan account plus any accrued loan interest. The loan provision is available only under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA.

        Due Proof of Death - Due Proof of Death is required upon the death of the owner or annuitant, as applicable. One of the following must be received at the Annuity Service Office within one year of the date of death:

        (a)  A certified copy of a death certificate;
        (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
        (c)  Any other proof satisfactory to us.

Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms by the Company's Annuity Service Office.

        Fixed Annuity - An annuity option with payments which are predetermined and guaranteed as to dollar amount.

        General Account - All the assets of the Company other than assets in separate accounts.

        Group Holder - The person, persons or entity to whom the contract is issued.

        Investment Account - An account established by the Company which represents an owner's interest in an investment option prior to the maturity date.

        Investment Account Value - The value of an owner's investment in an investment account.

        Investment Options - The investment choices available to owners. Currently, there are fourteen variable and four fixed investment options under the contract.

        Loan Account - The portion of the general account that is used for collateral when a loan is taken by an owner.

        Market Value Charge - A charge that may be assessed if amounts are withdrawn or transferred from the three, five or seven year investment options prior to the end of the interest rate guarantee period.

        Maturity Date - The date on which annuity benefits commence. The maturity date is the date specified on the certificate specifications page and is generally the first day of the month following the later of the annuitant's
85th birthday or the tenth contract anniversary, unless changed.   See Appendix
D for information on the Maturity Date applicable to certain contracts which are no longer being issued (Ven 8 contracts).

        Net Purchase Payment - The purchase payment paid by or on behalf of an owner less the amount of premium tax, if any.

        Non-Qualified Certificates - Certificates issued under non-qualified Contracts.

        Non-Qualified Contracts - Contracts which are not issued under qualified plans.

        Owner - The person, persons or entity named in a certificate and entitled to all of the ownership rights under the contract not expressly reserved to the group holder. The owner is specified in the application, unless changed.

        Portfolio or Trust Portfolio - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor mutual fund.

        Purchase Payment - An amount paid by or on behalf of an owner to the Company as consideration for the benefits provided by the contract.

        Qualified Certificates - Certificates issued under qualified contracts.

        Qualified Contracts - Contracts issued under qualified plans.

        Qualified Plans - Retirement plans which receive favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended.

        Separate Account - A segregated account of the Company that is not commingled with the Company's general assets and obligations.

        Sub-Account(s) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different Trust portfolio.

        Valuation Date - Any date on which the New York Stock Exchange is open for business and the net asset value of a Trust portfolio is determined.

        Valuation Period - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.

        Variable Account - The Variable Account, which is a separate account of the Company.

        Variable Annuity - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                   SUMMARY

        The Contract. The contract offered by this Prospectus is a flexible purchase payment deferred combination fixed and variable group annuity contract. Specific accounts are maintained under the contract for each member of the eligible group participating in the contract as evidenced by the issuance of certificates. The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

        Eligible Groups. The contract may be issued to fund either non-qualified retirement plans or plans qualifying for special income tax treatment under the Internal Revenue Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans. (See "QUALIFIED RETIREMENT PLANS")

        Purchase Payments. A certificate may be issued upon the making of an initial purchase payment by or on behalf of an owner of as little as $30. A minimum of $300 must be paid for each certificate during the first certificate year. Purchase payments may be made at any time, except that if a purchase payment would cause the owner's contract value to exceed $1,000,000, or the owner's contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company. The Company may, at its option, cancel a certificate and an owner's participation under a contract at the end of any two consecutive certificate years in which no purchase payments by or on behalf of the owner have been made, if both (i) the total purchase payments made for the certificate, less any withdrawals, are less than $2,000; and (ii) the contract value for the owner at the end of such two year period is less than $2,000. The cancellation of contract privileges may vary in certain states in order to comply with the requirements of insurance laws and regulations in such state. (See "PURCHASE PAYMENTS")

        Investment Options. Purchase payments may be allocated among the eighteen investment options currently available under the contract: fourteen variable account investment options and four fixed account investment options. The fourteen variable account investment options are the fourteen sub-accounts of the Variable Account, a separate account established by the Company. The sub-accounts invest in corresponding portfolios of the Trust: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative) (see the accompanying Prospectus of the Trust). The portion of an owner's contract value in the Variable Account and monthly annuity payments, if selected on a variable basis, will reflect the investment performance of the sub-accounts selected. (See "NASL VARIABLE ACCOUNT") Purchase payments may also be allocated to the four fixed account investment options: one, three, five and seven year guaranteed investment accounts. Under the fixed account investment options, the Company guarantees the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period. The portion of an owner's contract value in the fixed account investment options and monthly annuity payments, if selected on a fixed basis, will reflect such interest and principal guarantees. (See "FIXED ACCOUNT INVESTMENT OPTIONS") Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.

        Transfers. Prior to the maturity date, amounts may be transferred among an owner's variable account investment options and from the owner's variable account investment options to his or her fixed account investment options without charge. In addition, amounts may be transferred prior to the maturity date among the owner's fixed account investment options and from the owner's fixed account investment options to his or her variable account investment options, subject to a one year holding period requirement and a market value charge which may apply to such a transfer. (See "FIXED ACCOUNT INVESTMENT OPTIONS") After the maturity date, transfers are not permitted from variable annuity options to fixed annuity options or from fixed annuity options to variable annuity options. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If, after the transfer the amount remaining in the investment account from which the transfer is made is less than $100, then we will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers. (See "TRANSFERS AMONG INVESTMENT OPTIONS" and "TRANSFERS AFTER MATURITY DATE") Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract. (See "SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING")

        Withdrawals. Prior to the earlier of the maturity date or the death of an owner, the owner may withdraw all or a portion of his or her contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the owner's contract value to less than $300, the withdrawal request will be treated as a request to withdraw the owner's entire contract value. A withdrawal charge and an
administration fee may be imposed.  (See "WITHDRAWALS")   A withdrawal may be
subject to a penalty tax.  (See

"FEDERAL TAX MATTERS") Withdrawal privileges may also be exercised pursuant to the Company's systematic withdrawal plan service. (See "SPECIAL WITHDRAWAL SERVICES - SYSTEMATIC WITHDRAWAL PLAN")

        Loans. The Company offers a loan privilege under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Where available, owners may obtain loans using their contract value as the only security for the loan. The effective cost of a loan is 2% per year of the amount borrowed. (See "LOANS")

        Death Benefits. The Company will pay the death benefit described below (which, as defined, is net of any debt) to the beneficiary if any owner dies before the maturity date. If there is a surviving owner, that owner will be deemed to be the beneficiary. No death benefit is payable on the death of any annuitant, except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. The death benefit will be determined as of the date on which written notice and proof of death and all required claim forms are received at the Company's Annuity Service Office.

        If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be determined as follows: During the first certificate year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. During any subsequent certificate year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous certificate year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner since then.

        If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be the greater of: (a) the contract value or (b) the excess of
(i) the sum of all purchase payments made by or on behalf of the owner over
(ii) the sum of any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. If any owner dies and the oldest owner had an attained age greater than 80 on the certificate date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. (See "DEATH BENEFIT BEFORE MATURITY DATE") If the annuitant dies after the maturity date and annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, the Company will make the remaining guaranteed payments to the beneficiary. (See "DEATH BENEFIT ON OR AFTER MATURITY DATE")

        Annuity Payments. The Company offers a variety of fixed and variable annuity options. Periodic annuity payments will begin on the maturity date. The owner selects the maturity date, frequency of payment and annuity option. (See "ANNUITY PROVISIONS")

        Ten Day Review. Within 10 days of receipt of his or her certificate, an owner may cancel the certificate by returning it to the Company. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states. (See "TEN DAY RIGHT TO REVIEW")

        Modification. The contract or any certificate may not be modified by the Company without the consent of the group holder or the owner, as applicable, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, the Company may change the withdrawal charges, administration fees, mortality and expense risk charges, free withdrawal percentage, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification. (See "MODIFICATION")

        Discontinuance of New Owners. On thirty days' notice to the group holder, the Company may limit or discontinue acceptance of new applications and the issuance of new certificates under a contract. (See "DISCONTINUANCE OF NEW OWNERS")

        Charges and Deductions. The following table and Example are designed to assist group holders and owners in understanding the various costs and expenses to which they are subject directly and indirectly. The table reflects expenses of the separate account and the underlying portfolio company. In addition to the items listed in the following table, premium taxes may be applicable to certain owners. The items listed under "Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus (see "CHARGES AND DEDUCTIONS") The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust Prospectus to which reference should be made.

TRANSACTION EXPENSES

        Deferred sales load (as percentage of purchase payments)
NUMBER OF COMPLETE YEARS
   PURCHASE PAYMENT IN             WITHDRAWAL CHARGE
       CONTRACT                       PERCENTAGE
           0                              6%
           1                              6%
           2                              5%
           3                              5%
           4                              4%
           5                              3%
           6                              2%
           7+                             0%

ANNUAL ADMINISTRATION FEE ..............................................  $30(1)

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees ........................................   1.25%
Administration fee - asset based .......................................   0.15%

Total Separate Account Annual Expenses .................................   1.40%
--------------------------------------

(1) The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all the owner's investment accounts is equal to or greater than $100,000. See Appendix D for information on the administration fee applicable to certain contracts which are no longer being issued (Ven 8 contracts).

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                         MANAGEMENT    OTHER       TOTAL TRUST
TRUST PORTFOLIO                             FEES      EXPENSES   ANNUAL EXPENSES
Global Equity ......................        0.900%      0.180%       1.080%
Pasadena Growth ....................        0.975%      0.000%       0.975%
Equity .............................        0.750%      0.090%       0.840%
Value Equity .......................        0.800%      0.070%       0.870%
Growth and Income ..................        0.750%      0.070%       0.820%
International Growth and Income ....        0.950%      0.300%*      1.250%
Strategic Bond .....................        0.775%      0.135%       0.910%
Global Government Bond .............        0.800%      0.160%       0.960%
Investment Quality Bond ............        0.650%      0.110%       0.760%
U.S. Government Securities .........        0.650%      0.080%       0.730%
Money Market .......................        0.500%      0.070%       0.570%
Aggressive Asset Allocation ........        0.750%      0.140%       0.890%
Moderate Asset Allocation ..........        0.750%      0.100%       0.850%
Conservative Asset Allocation ......        0.750%      0.120%       0.870%

*Based on estimates of payments to be made during the current fiscal year.


EXAMPLE
An owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the owner withdrew all of his or her contract value at the end of the applicable time period:

TRUST PORTFOLIO                  1 YEAR    3 YEARS    5 YEARS*    10 YEARS
--------------------------------------------------------------------------
Global Equity ..................    $81      $129       $176         $290
Pasadena Growth ................     80       126        171          280
Equity .........................     79       122        164          267
Value Equity ...................     79       123        166          270
Growth and Income ..............     79       121        163          265
Int'l Growth and Income ........     83       133        N/A          N/A
Strategic Bond .................     80       124        168          274
Global Government Bond .........     80       125        170          279
Investment Quality Bond ........     78       119        160          258
U.S. Government Securities .....     78       119        159          255
Money Market ...................     77       114        151          239
Aggressive Asset Allocation ....     80       123        167          272
Moderate Asset Allocation ......     79       122        165          268
Conservative Asset Allocation ..     79       123        166          270

     *For prior contracts no longer being issued, Ven 8 contracts, (as described in Appendix D) these numbers are as follows: Global Equity, $166; Pasadena Growth, $161; Equity, $154; Value Equity, $156; Growth and Income, $153; International Growth and Income (not applicable); Strategic Bond, $158; Global Government Bond, $160; Investment Quality Bond, $150; U.S. Government Securities, $149; Money Market, $141; Aggressive Asset Allocation, $157; Moderate Asset Allocation, $155; Conservative Asset Allocation, $156. The difference in numbers is attributable to the different withdrawal charges. See Appendix D.

An owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the owner annuitized as provided in the contract or did not withdraw all of his or her contract value at the end of the applicable time period:

TRUST PORTFOLIO                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------

Global Equity ..................    $26      $80        $136         $290
Pasadena Growth ................     25       77         131          280
Equity .........................     24       73         124          267
Value Equity ...................     24       74         126          270
Growth and Income ..............     23       72         123          265
Int'l Growth and Income ........     28       85         N/A          N/A
Strategic Bond .................     24       75         128          274
Global Government Bond .........     25       76         130          279
Investment Quality Bond ........     23       70         120          258
U.S. Government Securities .....     22       69         119          255
Money Market ...................     21       64         111          239
Aggressive Asset Allocation ....     24       74         127          272
Moderate Asset Allocation ......     24       73         125          268
Conservative Asset Allocation ..     24       74         126          270

        For purposes of presenting the foregoing Example, the Company has made certain assumptions mandated by the Securities and Exchange Commission (the "Commission"). The Company has assumed that, where applicable, the maximum sales load is deducted, that there are no exchanges or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same. Such assumptions, which are mandated by the Commission in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts and certificates, do not take into account certain features of the contract or certificate and prospective changes in the size of the Trust which may operate to change the expenses borne by owners. Consequently, the amounts listed in the Example above should not be considered a representation of past or future expenses and actual expenses borne by owners may be greater or lesser than those shown.

        In addition, for purposes of calculating the values in the above Example, the Company has translated the $30 annual administration charge listed under "Annual Administration Fee" to a 0.086% annual asset charge based on the $35,000 approximate average size of certificates of this series issued during 1994 by the Company comparable to the certificates offered by this Prospectus. So translated, such charge would be higher for smaller contract values and lower for larger contract values.

                               * * * * * * * *

        The above summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information incorporated herein by reference and in the accompanying Prospectus and the Statement of Additional Information incorporated by reference therein for the Trust, to which reference should be made. This Prospectus generally describes only the variable aspects of the contract, except where fixed aspects are specifically mentioned.


                                 TABLE OF ACCUMULATION UNIT VALUES(+)
====================================================================================================
SUB-ACCOUNT             UNIT VALUE AT START OF    UNIT VALUE AT END OF     NUMBER OF UNITS AT END OF
                        YEAR*                     YEAR                     YEAR
----------------------------------------------------------------------------------------------------
Global Equity
1994                                 16.715126               15.500933                   171,668.821
Pasadena Growth
1994                                  8.699511                8.837480                    67,651.751
Equity
1994                                 14.381312               14.786831                   156,302.930
Value Equity
1994                                 11.375744               11.107620                   147,434.130
Growth and Income
1994                                 13.239339               13.076664                   147,028.139
Strategic Bond
1994                                 10.192707                9.965972                    17,448.655
Global Government Bond
1994                                 14.734788               14.630721                    46,005.023
Investment Quality Bond
1994                                 14.307698               14.216516                    15,254.616
U.S. Government
Securities
1994                                 14.188969               14.111357                    14,981.455
Money Market
1994                                 13.453100               13.623292                    57,620.649
Aggressive Asset
Allocation
1994                                 12.538660               12.381395                    41,051.814
Moderate Asset
Allocation
1994                                 12.522239               12.396295                    98,925.767
Conservative Asset
Allocation
1994                                 12.378545               12.298940                    33,929.162
====================================================================================================
[/FN]
*    Units under this series of contracts were first credited under the sub-accounts on August 9, 1994.

(+)  See Appendix D for the TABLE of ACCUMULATION UNIT VALUES for certain contracts which are no longer being issued  (Ven 8 contracts).


                   GENERAL INFORMATION ABOUT NORTH AMERICAN
                       SECURITY LIFE INSURANCE COMPANY
                 NASL VARIABLE ACCOUNT AND NASL SERIES TRUST

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

        North American Security Life Insurance Company ("the Company") is a stock life insurance company organized under the laws of Delaware in 1979. The Company's principal office is located at 116 Huntington Avenue, Boston,
Massachusetts 02116.    The Company is a wholly-owned subsidiary of North
American Life, 5650 Yonge Street, North York, Ontario M2M 4G4, a mutual life insurance company established in 1881 in Canada.

NASL VARIABLE ACCOUNT

        The Company established the Variable Account on August 24, 1984 as a separate account under Delaware law. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contracts are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.

        The Variable Account is registered with the Commission under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Variable Account. If deemed by the Company to be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered under such Act in the event such registration is no longer required.

        There are currently fourteen sub-accounts within the Variable Account: the Global Equity Sub-Account, the Pasadena Growth Sub-Account, the Equity Sub-Account, the Value Equity Sub-Account, the Growth and Income Sub-Account, the International Growth and Income Sub-Account, the Strategic Bond Sub-Account, the Global Government Bond Sub-Account, the Investment Quality Bond Sub-Account, the U.S. Government Securities Sub-Account, the Money Market Sub-Account and three Automatic Asset Allocation Sub-Accounts (Aggressive, Moderate and Conservative). The Company reserves the right to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account established by the Company or an affiliated company. The Company will not eliminate existing sub-accounts or combine sub-accounts without obtaining any necessary approval of the appropriate state or federal regulatory authorities.

NASL SERIES TRUST

        The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Trust: the Global Equity Trust, the Pasadena Growth Trust, the Equity Trust, the Value Equity Trust, the Growth and Income Trust, the International Growth and Income Trust, the Strategic Bond Trust, the Global Government Bond Trust, the Investment Quality Bond Trust, the U.S. Government Securities Trust, the Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative). The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust which is non-diversified so that it may invest more than 5% of its assets in securities issued by a foreign government. The Trust receives investment advisory services from NASL Financial Services, Inc.

        The Trust currently has seven subadvisers. Oechsle International Advisors, L.P. provides investment subadvisory services to the Global Equity and Global Government Bond Trusts. Roger Engemann Management Co, Inc., provides investment subadvisory services to the Pasadena Growth Trust.
Fidelity Management Trust Company provides investment subadvisory services to the Equity, Aggressive Asset Allocation, Moderate Asset Allocation and Conservative Asset Allocation Trusts. Goldman Sachs Asset Management provides investment subadvisory services to the Value Equity Trust. Wellington Management Company provides investment subadvisory services to the Growth and Income, Investment Quality Bond and Money Market Trusts. Salomon Brothers Asset Management Inc provides investment subadvisory services to the Strategic Bond and U.S. Government Securities Trusts. J.P. Morgan Investment Management provides investment subadvisory services to the International Growth and Income Trust.

The following is a brief description of each portfolio:

        THE GLOBAL EQUITY TRUST seeks long-term capital appreciation, by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for common stocks.

        THE PASADENA GROWTH TRUST seeks to achieve long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.

        THE EQUITY TRUST seeks growth of capital, by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

        THE VALUE EQUITY TRUST seeks long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.

        THE GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the Subadviser believes are of high quality.

        THE INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's or S&P or, if unrated, of equivalent credit quality as determined by the Subadviser. Under normal circumstances, the Portfolio will be invested approximately 85% in equity securities and 15% in fixed income securities.

        THE STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its Subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the Subadviser believes will best contribute to achievement of the portfolio's investment objective.

        THE GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital, by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

        THE INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

        THE U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

        THE MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity, by investing in high quality money market instruments with maturities of thirteen months or less issued primarily by United States entities.

        THE AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.

        * THE AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any twelve month period.

        * THE MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period.

        * THE CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any twelve month period.

        In pursuing the Strategic Bond and Investment Quality Bond Trusts' investment objective, each portfolio expects to invest a portion of its assets in high yield securities, commonly known as "junk bonds" which also present a high degree of risk. The risk of these securities include price volatility and risk of default in the payment of interest and principal. See "Risk Factors Relating to High Yield Securities" contained in the NASL Series Trust prospectus before investing in either Trust.

        In pursuing the Global Equity, Strategic Bond, International Growth & Income and Global Government Bond Trusts' investment objective, each portfolio may invest a portion of its assets in foreign securities which may present additional risks. See "Foreign Securities" in the NASL Series Trust prospectus before investing in any of these Trusts.

        If the shares of a Trust portfolio are no longer available for investment or in the Company's judgment investment in a Trust portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to the owner and prior approval of the Commission to the extent required by the 1940 Act.

        The Company will vote shares of the Trust portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to owners under contracts and as to which no timely instructions are received will be voted by the Company in proportion to the instructions received. Portfolio shares that are not attributable to owners under contracts will be voted by the owners of such shares in their discretion.

        Prior to the maturity date, the persons having the voting interest under a contract are the owners and the number of votes as to each portfolio for which voting instructions may be given by each is determined by dividing the value of the owner's investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. After the maturity date, the person having the voting interest is the annuitant and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the annuity option selected by the annuitant allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to the annuity option will usually decrease after commencement of annuity payments. The Company reserves the right to make any changes in the voting rights described above that may be permitted by the federal securities laws or regulations or interpretations of these laws or regulations.

        A full description of the Trust, including the investment objectives, policies and restrictions of each of the portfolios is contained in the Prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.

                         DESCRIPTION OF THE CONTRACT

ELIGIBLE GROUPS

        The contract may be issued to fund plans qualifying for special income tax treatment under the Internal Revenue Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans. (See "QUALIFIED RETIREMENT PLANS") The contract is also designed so that it may be used with non-qualified retirement plans, such as deferred compensation and payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. Contracts have been issued to the Security Life Trust, a trust established with United Missouri Bank, N.A., Kansas City, Missouri, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with NASL Financial Services, Inc., the principal underwriter of the contracts.

        An eligible member of a group to which a contract has been issued may become an owner under the contract by submitting a completed application, if required by the Company, and a minimum purchase payment. A certificate summarizing the rights and benefits of the owner under the contract will be issued to an applicant acceptable to the Company. The Company reserves the right to decline to issue a certificate to any person in its sole discretion. All rights and privileges under the contract may be exercised by each owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the contract was issued may restrict an owner's ability to exercise such rights and privileges.

ACCUMULATION PROVISIONS

PURCHASE PAYMENTS

        Purchase payments are paid to the Company at its Annuity Service Office. The minimum purchase payment for any certificate is $30; however, at least $300 must be paid for any certificate during the first certificate year. Purchase payments may be made at any time. The Company may provide by separate agreement for purchase payments to be automatically withdrawn from an owner's bank account on a periodic basis. If a purchase payment would cause the contract value for an owner to exceed $1,000,000 or the owner's contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company.

        The Company may, at its option, cancel a certificate and an owner's participation under a contract at the end of any two consecutive certificate years in which no purchase payments by or on behalf of the owner have been made, if both (i) the total purchase payments made for the certificate, less any withdrawals, are less than $2,000; and (ii) the contract value for the owner at the end of such two year period is less than $2,000. The cancellation of contract privileges may vary in certain states in order to comply with the requirements of insurance laws and regulations in such state. Upon cancellation the Company will pay the owner his or her contract value computed as of the valuation period during which the cancellation occurs less any debt and less the annual $30 administration fee. The amount paid will be treated as a withdrawal for Federal tax purposes and thus may be subject to income tax and to a 10% penalty tax. (See "FEDERAL TAX MATTERS")

        Purchase payments are allocated among the investment options in accordance with the percentages designated by the owner. In addition, owners have the option to participate in the Guarantee Plus Program administered by the Company. Under the Guarantee Plus Program the initial purchase payment is split between the fixed and variable investment options. A percentage of the initial purchase payment is allocated to the chosen fixed account, such that at the end of the guaranteed period the fixed account will have grown to an amount at least equal to the total initial purchase payment. The percentage depends upon the current interest rate of the fixed investment option. The balance of the initial purchase payment is allocated among the variable investment options as indicated on the certificate application. Owners may elect to participate in the Guarantee Plus Program and may obtain full information concerning the program and its restrictions from their securities dealers or the Annuity Service Office. An owner may change the allocation of subsequent purchase payments at any time upon written notice to the Company or by telephone in accordance with the Company's telephone transfer procedures.

ACCUMULATION UNITS

        The Company will establish an investment account for each owner for each variable account investment option to which such owner allocates purchase payments. Purchase payments are credited to such investment accounts in the form of accumulation units. The following discussion of accumulation units, the value of accumulation units and the net investment factor formula pertains only to the accumulations in the variable account investment options. The parallel discussion regarding accumulations in the fixed account investment options appears elsewhere in this Prospectus. (See "FIXED ACCOUNT INVESTMENT OPTIONS")

        The number of accumulation units to be credited to each investment account is determined by dividing the net purchase payment allocated to that investment account by the value of an accumulation unit for that investment account for the valuation period during which the purchase payment is received at the Company's Annuity Service Office complete with all necessary information or, in the case of the first purchase payment for a certificate, pursuant to the procedures described below.

        Initial purchase payments for a certificate received by mail will usually be credited in the valuation period during which received at the Annuity Service Office, and in any event not later than two business days after receipt of all information necessary for processing issuance of the certificate. The applicant will be informed of any deficiencies preventing processing if the certificate cannot be issued and the purchase payment credited within two business days after receipt. If the deficiencies are not remedied within five business days, the purchase payment will be returned promptly to the applicant, unless the applicant specifically consents to the Company's retaining the purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the valuation period during which received where such broker-dealers have made special arrangements with the Company.

VALUE OF ACCUMULATION UNITS

        The value of accumulation units will vary from one valuation period to the next depending upon the investment results of the particular sub-accounts to which purchase payments are allocated. The value of an accumulation unit for each sub-account was arbitrarily set at $10 for the first valuation period under contracts similar to the contracts described in this Prospectus. The value of an accumulation unit for any subsequent valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for such sub-account (described below) for the valuation period for which the value is being determined.

NET INVESTMENT FACTOR

        The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

        Where (a) is:

                (1) the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

                (2) the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

                Where (b) is:

                the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

                Where (c) is:

                a factor representing the charges deducted from the sub-account on a daily basis for administrative expenses and mortality and expense risks. Currently, such factor is equal on an annual basis to 1.4% (0.15% for administrative expenses and 1.25% for mortality and expense risks).

        The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same.

TRANSFERS AMONG INVESTMENT OPTIONS

        Before the maturity date an owner may transfer amounts among his or her variable account investment options and from such investment options to his or her fixed account investment options at any time and without charge upon written notice to the Company or by telephone if the owner authorizes the Company in writing to accept telephone transfer requests. Accumulation units will be canceled from the investment account from which amounts are transferred and credited to the investment account to which amounts are transferred. The Company will effect such transfers so that the contract value for a certificate on the date of the transfer will not be affected by the transfer. The owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers an owner may make to one per month or six at any time within a certificate year. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

TELEPHONE TRANSACTIONS

        Owners are permitted to request transfers/redemptions by telephone.
The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request a transfer/redemption by telephone, an owner must elect the option.
The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, owners will be asked to provide their account number, and if not available, their social security number. For the owner's and Company's protection, all conversations with owners will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

        The Company administers a Dollar Cost Averaging ("DCA") program which enables an owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted. The DCA program is generally suitable for owners making a substantial deposit and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Owners interested in the DCA program may elect to participate in the program on the application or by separate application. Owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

ASSET REBALANCING PROGRAM

        The Company administers an Asset Rebalancing Program which enables an owner to indicate to the Company the percentage levels he or she would like to maintain in particular portfolios. On the last business day of every calendar quarter, the owner's contract value will be automatically rebalanced to maintain the indicated percentages by transfers among the portfolios. (Fixed Account Investment Options are not eligible for participation in the Asset Rebalancing Program.) The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, owners should monitor their use of these other programs and any other transfers or withdrawals while
the Asset Rebalancing Program is being used.   Owners interested in the Asset
Rebalancing Program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

WITHDRAWALS

        Prior to the earlier of the maturity date or the death of an owner, an owner may withdraw all or a portion of his or her contract value upon written request complete with all necessary information to the Company's Annuity Service Office. For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code and regulations promulgated by the Treasury Department. In the case of a total withdrawal, the Company will pay the owner's contract value as of the date of receipt of the request at its Annuity Service Office, less the annual $30 administration fee if applicable, any debt and any applicable withdrawal charge, and the owner's certificate will be canceled. In the case of a partial withdrawal, the Company will pay the amount requested and cancel that number of accumulation units credited to each investment account necessary to equal the amount withdrawn from each investment account plus any applicable withdrawal charge deducted from such investment account. (See "CHARGES AND DEDUCTIONS")

        When making a partial withdrawal, the owner should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option less any applicable withdrawal charge. If the owner does not specify the investment options from which a partial withdrawal is to be taken, a partial withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken pro rata from the variable account investment options: taking from each such variable account investment option an amount which bears the same relationship to the total amount withdrawn as the value of such variable account investment option bears to the total value of all the owner's investments in variable account investment options.

        For the rules governing the order and manner of withdrawals from the fixed account investment options, see "FIXED ACCOUNT INVESTMENT OPTIONS."

        There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the owner's contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the owner's contract value.

        The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Company's Annuity Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

        Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "FEDERAL TAX MATTERS")

        TELEPHONE REDEMPTIONS. The owner may request the option to withdraw a portion of his or her contract value by telephone by completing a separate application. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. For additional information on Telephone Redemptions see "Telephone Transactions" above.

SPECIAL WITHDRAWAL SERVICES - INCOME PLAN

        The Company administers an Income Plan ("IP") which enables an owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Owners entering into an IP agreement instruct the Company to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a certificate year is limited to not more than 10% of the purchase payments made by or on behalf of the owner to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal. If an additional withdrawal is made by an owner participating in an IP, the IP will terminate automatically and may be reinstated only on or after the next certificate anniversary. The IP is not available to owners participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of withdrawal and market value charges. IP withdrawals may, however, be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS") Owners interested in an IP may elect to participate in this program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

LOANS

        The Company offers a loan privilege only under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Where available, owners may obtain loans using their contract value as the only security for the loan. Loans are subject to provisions of the Code and to applicable retirement program rules (collectively, "loan rules"). Tax advisers and retirement plan fiduciaries should be consulted prior to exercising loan privileges.

        Under the terms of the contract, the maximum loan value is equal to 80% of an owner's contract value, although loan rules may serve to reduce such maximum loan value in some cases. The amount available for a loan at any given time is the loan value less any outstanding debt. Debt equals the amount of any loans taken by the owner plus accrued interest. Loans will be made only upon written request from the owner. The Company will make loans within seven days of receiving a properly completed loan application (applications are available from the Annuity Service Office), subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "WITHDRAWALS")

        When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the owner's loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the owner's investment accounts in accordance with the rules for making partial withdrawals. (See "WITHDRAWALS") The contract provides that owners may repay contract debt at any time. Under applicable loan rules, loans generally must be repaid within five years, repayments must be made at least quarterly and repayments must be made in substantially equal amounts. When a loan is repaid, the amount of the repayment will be transferred from the owner's loan account to the investment accounts. The owner may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as the owner's most recent purchase payment. On each certificate anniversary, the Company will transfer from the owner's investment accounts to his or her loan account the amount by which the owner's debt exceeds the balance in his or her loan account.

        The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the owner's debt and bears interest at 6% as well. The Company credits interest with respect to amounts held in the owner's loan account at a rate of 4% per year. Consequently, the net cost of loans under the contract is 2%. If on any date an owner's debt exceeds his or her contract value, there will be a default as to the owner. In such case the owner will receive a notice indicating the payment needed to cure the default and will have a thirty-one day grace period within which to pay the default amount. If the required payment is not made within the grace period, the contract may be foreclosed as to that owner (terminated without value) and the certificate canceled.

        The amount of an owner's debt will be deducted from the death benefit otherwise payable to the beneficiary. (See "DEATH BENEFIT BEFORE MATURITY DATE") In addition, debt, whether or not repaid, will have a permanent effect on an owner's contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the owner's contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.

DEATH BENEFIT BEFORE MATURITY DATE

        In General. The following discussion applies principally to contracts and certificates that are not issued in connection with qualified plans, i.e., a "non-qualified" contract or certificate. The requirements of the tax law applicable to qualified plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, a prospective purchaser of a contract or certificate to be used in connection with a qualified plan should seek competent legal and tax advice regarding the suitability of the contract or certificate for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract or certificate used in the plan. In particular, a prospective purchaser who intends to use the contract or certificate in connection with a qualified plan should consider that the contract provides a death benefit (described below) that could be characterized as an incidental death benefit. There are limits on the amount of incidental benefits that may be provided under certain qualified plans and the provision of such benefits may result in currently taxable income to plan participants. (See "FEDERAL TAX MATTERS"). See APPENDIX D for information on death benefit provisions applicable to certain contracts which are no longer being issued (Ven 8 contracts).

        Amount of Death Benefit. If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be determined as follows: During the first certificate year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. During any subsequent certificate year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous certificate year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner since then.

        If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be the greater of: (a) the contract value or (b) the excess of
(i) the sum of all purchase payments made by or on behalf of the owner over
(ii) the sum of any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. If any owner dies and the oldest owner had an attained age greater than 80 on the certificate date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits.

        The determination of the death benefit will be made on the date written notice and proof of death, as well as all required claims forms, are received at the Company's Annuity Service Office. No person is entitled to the death benefit until this time. In addition, partial withdrawals include amounts applied under an annuity option under the contract. Also, amounts deducted in connection with partial withdrawals include charges imposed on a partial withdrawal, but not amounts charged in payment of the annual administration fee. If the owner has any debt under the contract, the death benefit equals the death benefit, as described above, less such debt.

        Payment of Death Benefit. The Company will pay the death benefit (which, as defined above, is net of any debt) to the beneficiary if any owner dies before the maturity date. If there is a surviving owner, that owner will be deemed to be the beneficiary. No death benefit is payable on the death of any annuitant, except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. On the death of the last surviving annuitant, the owner, if a natural person, will become the annuitant unless the owner designates another person as the annuitant.

        The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the certificate will continue subject to the following: (1) The beneficiary will become the owner. (2) Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of the Company's receipt at its Annuity Service Office of written notice and proof of death and all required claim forms. (3) No additional purchase payments may be made. (4) If the beneficiary is not the deceased's owner spouse, distribution of the owner's entire interest in the certificate must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below, which begins within one year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. Upon the death of the beneficiary, the death benefit will equal the contract value which must be distributed immediately in a single sum. (5) If the owner's spouse is the beneficiary, the certificate will continue with the spouse as the new owner. In such a case, the distribution rules described in "(4)" applicable when an owner dies will apply when the spouse, as the owner, dies. (6) If any owner dies and the oldest owner had an attained age of less than 81 on the certificate date, withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an annuity option). If any owner dies and the oldest owner had an attained age greater than 80 on the certificate date, withdrawal charges will be assessed only upon payment of the death benefit (if such charges are otherwise applicable), so that if the death benefit is paid in a subsequent year, a lower withdrawal charge will be applicable.

        If any annuitant is changed and any owner is not a natural person, the entire interest in the certificate must be distributed to the owner within five years.

        A substitution or addition of any owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating such value as a payment made on that date for purposes of computing the amount of the death benefit. In addition, all purchase payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change of owner will not be considered in the determination of the death benefit. Furthermore, the death benefit on the last day of the previous contract year shall be set to zero as of the date of the owner change. No such change in death benefit will be made if the individual whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse.

        Death benefits will be paid within seven days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "WITHDRAWALS")

ANNUITY PROVISIONS

GENERAL

        Proceeds payable on death, withdrawal or the maturity date may be applied to the annuity options described below, subject to the distribution of death benefits provisions. ( See "DEATH BENEFIT BEFORE MATURITY DATE")

        Generally, annuity benefits under the contract will begin on the maturity date of the certificate. The maturity date is the date specified on the certificate specifications page, unless changed. If no date is specified, the maturity date is the maximum maturity date described below. The maximum maturity date is the first day of the month following the later of the 85th birthday of the annuitant or the tenth contract anniversary. An owner may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the maximum maturity date unless the Company consents. Maturity dates which occur at advanced ages, e.g., past age 85, may in some circumstances have adverse income tax consequences. See "FEDERAL TAX MATTERS" Distributions from qualified contracts may be required before the maturity date.

        An owner may select the frequency of annuity payments. However, if the owner's contract value at the maturity date is such that a monthly payment would be less than $20, the Company may pay the contract value, less any debt, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

        Annuity benefits are available under the contract on a fixed or variable basis, or any combination of fixed and variable bases. On or before the maturity date, an owner may select one or more of the annuity options described below on a fixed and/or variable basis (except Option 5 which is available on a fixed basis only) or choose an alternate form of settlement acceptable to the Company. If an annuity option is not selected, the Company will provide as a default option annuity payments on a fixed, variable or combined fixed and variable basis in proportion to the Investment Account Value of each investment option at the maturity date. Annuity payments will continue for 10 years or the life of the annuitant, if longer. Treasury Department regulations may preclude the availability of certain annuity options in connection with certain qualified contracts.


        The following annuity options are guaranteed in the contract:
        Option 1(a):    Non-Refund Life Annuity - An annuity with payments
                        during the lifetime of the annuitant.  No payments are
                        due after the death of the annuitant.  Since there is
                        no guarantee that any minimum number of payments will
                        be made, an annuitant may receive only one payment if
                        the annuitant dies prior to the date the second payment
                        is due.

        Option 1(b):    Life Annuity with Payments Guaranteed for 10 Years -
                        An annuity with payments guaranteed for 10 years and
                        continuing thereafter during the lifetime of the
                        annuitant.  Since payments are guaranteed for 10 years,
                        annuity payments will be made to the end of such period
                        if the annuitant dies prior to the end of the tenth
                        year.

        Option 2(a):    Joint & Survivor Non-Refund Life Annuity - An annuity
                        with payments during the lifetimes of the annuitant and
                        a designated co-annuitant.  No payments are due after
                        the death of the last survivor of the annuitant and
                        co-annuitant.  Since there is no guarantee that any
                        minimum number of payments will be made, an annuitant
                        or co-annuitant may receive only one payment if the
                        annuitant and co-annuitant die prior to the date the
                        second payment is due.

        Option 2(b):    Joint & Survivor Life Annuity with Payments Guaranteed
                        for 10 Years - An annuity with payments guaranteed for
                        10 years and continuing thereafter during the lifetimes
                        of the annuitant and a designated co-annuitant.  Since
                        payments are guaranteed for 10 years, annuity payments
                        will be made to the end of such period if both the
                        annuitant and the co-annuitant die prior to the end of
                        the tenth year.

        In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

        Option 3:       Life annuity with Payments Guaranteed for 5, 15 or 20
                        Years - An annuity with payments guaranteed for 5, 15
                        or 20 years and continuing thereafter during the
                        lifetime of the annuitant.  Since payments are
                        guaranteed for the specific number of years, annuity
                        payments will be made to the end of the last year of
                        the 5, 15 or 20 year period.

        Option 4:       Joint & Two-Thirds Survivor Non-Refund Life Annuity -
                        An annuity with full payments during the joint lifetime
                        of the annuitant and a designated co-annuitant and
                        two-thirds payments during the lifetime of the
                        survivor.  Since there is no guarantee that any minimum
                        number of payments will be made, an annuitant or
                        co-annuitant may receive only one payment if the
                        annuitant and co-annuitant die prior to the date the
                        second payment is due.

        Option 5:       Period Certain Only Annuity for 5, 10, 15 or 20 years -
                        An annuity with payments for a 5, 10, 15 or 20 year
                        period and no payments thereafter.



DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

        The first variable annuity payment is determined by applying that portion of the contract value for a certificate used to purchase a variable annuity, measured as of a date not more than ten business days prior to the maturity date (minus any applicable premium taxes), to the annuity tables contained in the contract and the certificate. The rates contained in such tables depend upon the annuitant's age (as adjusted depending on the annuitant's year of birth) and the annuity option selected. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. The rates are based on the 1983 Table A projected at Scale G, assume births in year 1942 and reflect an assumed interest rate of 3% per year. See Appendix D for information on assumed interest rates applicable to certain contracts which are no longer being issued (Ven 8 contracts).

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

        Variable annuity payments subsequent to the first will be based on the investment performance of the sub-accounts selected by the owner. The amount of such subsequent payments is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of such sub-account (as of the same date the contract value used to effect annuity payments under a certificate was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account selected by the owner are then totaled to arrive at the amount of the payment to be made. The number of annuity units remains constant during the annuity payment period. A pro-rata portion of the administration fee will be deducted from each annuity payment.

        The value of an annuity unit for each sub-account for any valuation period is determined by multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

A 3% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment. A higher assumption would mean a larger first annuity payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling subsequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net investment performance is 3% annually, annuity payments will be level.

TRANSFERS AFTER MATURITY DATE

        Once variable annuity payments have begun, an owner may transfer all or part of the investment upon which such payments are based from one sub-account to another. Transfers will be made upon notice to the Company at least 30 days before the due date of the first annuity payment to which the change will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred by the owner to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units. Once annuity payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. The Company reserves the right to limit, upon notice, the maximum number of
transfers an owner may make per certificate year to four.   In addition, the
Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

DEATH BENEFIT ON OR AFTER MATURITY DATE

        If annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, and the annuitant dies on or after the maturity date, the Company will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, the Company will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.

OTHER CONTRACT PROVISIONS

TEN DAY RIGHT TO REVIEW

        An owner may return his or her certificate to the Company's Annuity Service Office or agent at any time within 10 days after receipt of the certificate. Within 7 days of receipt of the certificate by the Company, the Company will pay the owner's contract value, less any debt, computed at the end of the valuation period during which the certificate is received by the Company, to the owner.

        No withdrawal charge is imposed upon return of the certificate within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states. When the certificate is issued as an individual retirement annuity under Internal Revenue Code section 408, during the first 7 days of the 10 day period, the Company will return all purchase payments if this is greater than the amount otherwise payable.

OWNERSHIP

        The contract is owned by the group holder. However, all contract rights and privileges not expressly reserved to the group holder may be exercised by each owner as to his or her interests as specified in his or her certificate. Prior to the maturity date, an owner is the person designated on the certificate specifications page or as subsequently named. On and after a certificate's maturity date, the annuitant is the owner. If amounts become payable under the certificate to any beneficiary, the beneficiary is the owner.

        In the case of non-qualified contracts, an owner's interest in the contract may be changed, or the certificate may be collaterally assigned, at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Ownership of the contract may be assigned at any time by the group holder. Assigning a contract or interest therein, or changing the ownership of a contract or certificate, may be treated as a distribution of the contract value for Federal tax purposes. A change of any owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating such value as a purchase payment made on that date for purposes of computing the amount of the death benefit. See "DEATH BENEFIT BEFORE MATURITY DATE"

        Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date the Company receives the request at its Annuity Service Office. The Company assumes no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

        In the case of qualified contracts, ownership of the contract or an owner's interest in the contract generally may not be transferred except to the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Internal Revenue Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, an owner's interest in a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

        See Appendix D for information on ownership applicable to certain contracts which are no longer being issued (Ven 8 contracts).

BENEFICIARY

        The beneficiary is the person, persons or entity designated on the certificate specifications page or as subsequently named. However, if there is a surviving owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased owner. In the case of certain qualified contracts or certificates, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

        See Appendix D for information on ownership applicable to certain contracts which are no longer being issued (Ven 8 contracts).

ANNUITANT

        The annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. If the owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The annuitant is as designated on the contract specifications page or in the application, unless changed.

        On the death of the annuitant, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant.

MODIFICATION

        The contract or any certificate may not be modified by the Company without the consent of the group holder or the owner, as applicable, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, the Company may change the withdrawal charges, administration fees, mortality and expense risk charges, free withdrawal percentage, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 72(s) of the Internal Revenue Code.

        See Appendix D for information on ownership applicable to certain contracts which are no longer being issued (Ven 8 contracts).

DISCONTINUANCE OF NEW OWNERS

        On thirty days' notice to the group holder, the Company may limit or discontinue acceptance of new applications and the issuance of new certificates under a contract.

FIXED ACCOUNT INVESTMENT OPTIONS

        Due to certain exemptive and exclusionary provisions, interests in the fixed account investment options are not registered under the Securities Act of 1933 ("1933 Act") and the Company's general account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither interests in the fixed account investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the Commission has not reviewed the disclosures in this Prospectus relating thereto. Disclosures relating to interests in the fixed account investment options and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

        Pursuant to a Guarantee Agreement dated November 19, 1993, North American Life, parent of the Company, unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners and groupholders of fixed annuity contracts issued by the Company that it will, on demand, make funds available to the Company for the timely payment of contractual claims under fixed annuity contracts. This Guarantee covers the fixed portion of the contracts described by this Prospectus. This Guarantee may be terminated by North American Life on notice to the Company. Termination will not affect North American Life's continuing liability with respect to all fixed annuity contracts issued prior to the termination of the Guarantee.

        Investment Options. Currently there are four fixed account investment options under the contract: one, three, five and seven year investment accounts. The Company may offer additional fixed account investment options for any yearly period from two to ten years. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. The guaranteed interest rates on new amounts allocated or transferred to a fixed investment account are determined from time-to-time by the Company in accordance with market conditions. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period and may not be changed by the Company. See Appendix D for information on fixed account investment options and the guaranteed rate of interest applicable to certain contracts which are no longer being issued (Ven 8 contracts).

        Investment Accounts. Owners may allocate purchase payments, or make transfers from their variable investment options, to fixed account investment options at any time prior to the maturity date. The Company establishes a separate investment account each time an owner allocates or transfers amounts to a fixed account investment option, except that amounts allocated or transferred to the same fixed account investment option on the same day will establish a single investment account. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

        Renewals. At the end of a guarantee period, an owner may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. An owner may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

        If an owner does not specify the renewal option desired, the Company will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, the Company will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case the Company will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

        Market Value Charge. Any amount withdrawn, transferred or borrowed from an investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. The Company reserves the right to modify the market value charge as to any certificates issued after the effective date of a charge specified in written notice to the group holder.

        The adjustment factor is determined by the following formula:

                0.75 x (B-A) x C/12    where:

                A - The guaranteed interest rate on the investment account.

                B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

                C - The number of complete months remaining to the end of the guarantee period.

        For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

        The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

        There will be no market value charge on withdrawals from the fixed account investment options in the following situations: (a) death of the owner:
(b) amounts withdrawn to pay fees or charges; (c) amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the certificate; (d) amounts withdrawn from investment accounts within one month prior to the end of the guarantee period; (e) amounts withdrawn from a one-year fixed investment account; and (f) amounts withdrawn in any certificate year that do not exceed 10% of (i) total purchase payments less (ii) any prior partial withdrawals in that certificate year.

        Notwithstanding application of the foregoing formula, in no event will the market value charge (i) be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%, (ii) together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or (iii) reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract. The cumulative effect of the market value and withdrawal charges (or the effect of the withdrawal charge itself) could, however, result in an owner receiving total withdrawal proceeds of less than the owner's investment in the contract. See Appendix D for information on the market value charge applicable to certain contracts which are no longer being issued (Ven 8 contracts).

        Transfers. Prior to the maturity date, an owner may transfer amounts among his or her fixed account investment options and from the fixed account investment options to his or her variable account investment options, subject to the following conditions. An amount in a fixed investment account may not be transferred until held in such account for at least one year, except (i) transfers may be made pursuant to the Dollar Cost Averaging program and (ii) transfers may be made from a one year fixed investment account to the variable account investment options if, at the time of the transfer, the guaranteed interest rate for the funds to be transferred is equal to or greater than the then current guaranteed rate for funds being transferred into a one year fixed
investment option.   The Company may withdraw its permission to make the
transfers described in (ii) above at any time after April 30, 1996. Consequently, except as noted above, amounts in one year investment accounts effectively may not be transferred prior to the end of the guarantee period. Amounts in any other investment accounts may be transferred after the one year holding period has been satisfied, but the market value charge described above may apply to such a transfer. The market value charge, if applicable, will be deducted from the amount transferred.

        An owner must specify the fixed account investment option from or to which a transfer is to be made. Where there are multiple investment accounts within a fixed account investment option, amounts must be withdrawn from the fixed account investment option on a first-in-first-out basis.

        Withdrawals. An owner may make total and partial withdrawals of amounts held in his or her fixed account investment options at any time prior to the earlier of the death of an owner or the maturity date. Withdrawals from fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply to withdrawals from fixed account investment options: (1) the Company reserves the right to defer payment of amounts withdrawn from fixed account investment options for up to six months from the date it receives the written withdrawal request and certificate if required (if a withdrawal is deferred for more than 30 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 3% per year); (2) if there are multiple investment accounts under a fixed account investment option, amounts must be withdrawn from such accounts on a first-in-first-out basis; and
(3) the market value charge described above may apply to withdrawals from any investment option except for a one year investment option. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

        Where an owner requests a partial withdrawal in excess of his or her amounts in the variable account investment options and does not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from his or her investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

        Withdrawals from the contract may be subject to income tax and a 10% penalty tax, and withdrawals are permitted from contracts and certificates issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "FEDERAL TAX MATTERS")

        Loans. The Company offers a loan privilege only under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Where available, owners may obtain loans using their contract value as the only security for the loan. Owners may borrow amounts allocated to their fixed investment accounts in the same manner and subject to the same limitations as set forth under "LOANS." The market value charge described above may apply to amounts transferred from the fixed investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

        Fixed Annuity Options. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT BEFORE MATURITY DATE)", on death, withdrawal or the maturity date, the proceeds may be applied to a fixed annuity option. (See "ANNUITY OPTIONS") The amount of each fixed annuity payment is determined by applying the portion of the proceeds (less any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table in use by the Company is more favorable to the owner, the Company will substitute that table. The Company guarantees the dollar amount of fixed annuity payments.


                            CHARGES AND DEDUCTIONS

        Charges and deductions are assessed against purchase payments, contract values or annuity payments. Currently, there are no deductions made from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

WITHDRAWAL CHARGES

        If a withdrawal is made from the contract by an owner before the maturity date of the certificate, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract for the owner less than seven complete years. There is never a withdrawal charge with respect to earnings accumulated for an owner in the contract, certain other free withdrawal amounts described below or purchase payments by or on behalf of the owner that have been in the contract more than seven complete years. In no event may the total withdrawal charges exceed 6% of the total purchase payments made by or on behalf of the owner. The amount of the withdrawal charge and when it is assessed is discussed below:

        1. Each withdrawal is allocated first to the "free withdrawal amount" and second to "unliquidated purchase payments" for each certificate. In any certificate year, the free withdrawal amount for that year is the greater of
(1) the excess of the owner's contract value on the date of withdrawal over the unliquidated purchase payments made by or on behalf of the owner (the accumulated earnings on the owner's certificate) or (2) the excess of (i) over
(ii), where (i) is 10% of total purchase payments made by or on behalf of the owner and (ii) is all prior partial withdrawals made by or on behalf of the owner in that certificate year. Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge.

        2. If an owner makes a withdrawal for an amount in excess of the free withdrawal amount, the excess will be allocated to purchase payments made by or on behalf of the owner which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments made by or on behalf of the owner equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.

        3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.


            NUMBER OF COMPLETE YEARS
               PURCHASE PAYMENT IN                 WITHDRAWAL CHARGE
                    CONTRACT                           PERCENTAGE
            --------------------------------------------------------
                      0                                    6%
                      1                                    6%
                      2                                    5%
                      3                                    5%
                      4                                    4%
                      5                                    3%
                      6                                    2%
                      7+                                   0%

        The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

        4. The withdrawal charge is deducted from the owner's contract value remaining after the owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge plus market value charge.

        5. There is generally no withdrawal charge on distributions made as a result of the death of the owner or, if applicable, annuitant (see "Death Benefit Before Maturity Date - Amount of Death Benefit) and no withdrawal charges are imposed on the maturity date if the owner annuitizes as provided in the contract.

        The amount collected from the withdrawal charge will be used to reimburse the Company for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

        For examples of calculation of the withdrawal charge, see Appendix A. See APPENDIX D for information on withdrawal charges applicable to certain contracts which are no longer being issued (Ven 8 contracts). Withdrawals from the fixed account investment options may be subject to a market value charge in addition to the withdrawal charge described above. (See "FIXED ACCOUNT INVESTMENT OPTIONS") The Company reserves the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.

REDUCTION OR ELIMINATION OF WITHDRAWAL CHARGES

        The amount of the withdrawal charge on a contract or certificate may be reduced or eliminated when some or all of the certificates are to be sold to a group of individuals in such a manner that results in savings of sales expenses. The entitlement to such a reduction in the withdrawal charge will be determined by the Company in the following manner:

        1. The size and type of group to which the sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of sales with fewer sales contacts.

        2. The total amount of purchase payments to be received will be considered. Per dollar sales expenses are likely to be less on larger purchase payments than on smaller ones.

        3. Any prior or existing relationship with the Company will be considered. Certificate sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing more sales with fewer sales contacts.

        4. The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer certificates in connection with financial planning programs offered on a fee for service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the certificates, thereby reducing the Company's sales expenses.

        5. There may be other circumstances of which the Company is not presently aware, which could result in reduced sales expenses.

        If, after consideration of the foregoing factors, it is determined that there will be a reduction in sales expenses, the Company will provide a reduction in the withdrawal charge. The withdrawal charge will be eliminated when a certificate is issued to an officer, director or employee (or a relative thereof) of the Company, North American Life, the Trust or any of their affiliates. In no event will reduction or elimination of the withdrawal charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

ADMINISTRATION FEES

        Except as noted below, the Company will deduct each year an annual administration fee of $30 from each owner's contract value as partial compensation for the cost of providing all administrative services attributable to the contracts and certificates and the operations of the Variable Account and the Company in connection with the contracts and certificates. However, if prior to the maturity date the contract value is greater than or equal to $100,000 at the time of the fee's assessment, the fee will be waived. Prior to the maturity date, this administration fee is deducted on the last day of each certificate year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the sum of the investments options. If an owner's entire contract value is withdrawn on other than the last day of any certificate year, the $30 administration fee will be deducted from the amount paid. During the annuity period, the fee is deducted on a pro-rata basis from each annuity payment. See Appendix D for the administration fee applicable to certain contracts which are no longer being issued (Ven 8 contracts).

        A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is also deducted from each sub-account to reimburse the Company for administrative expenses. This asset-based administrative charge will not be deducted from the fixed account investment options. The charge will be reflected in each owner's contract value as a proportionate reduction in the value of each variable investment account. Because this portion of the administrative fee is a percentage of assets rather than a flat amount, larger contract values will in effect pay a higher proportion of this portion of the administrative expense than smaller contract values.

        The Company does not expect to recover from such fees any amount in excess of its accumulated administrative expenses. Even though administrative expenses may increase, the Company guarantees that it will not increase the amount of the administration fees as to any certificates issued prior to the effective date of the Company's modification of such fees. There is no necessary relationship between the amount of the administrative charge imposed on a given certificate and the amount of the expense that may be attributed to that certificate.

REDUCTION OR ELIMINATION OF ANNUAL ADMINISTRATION FEE

        The amount of the annual administration fee on a contract or a certificate may be reduced or eliminated when some or all of the certificates are to be sold to a group of individuals in such a manner that results in savings of administration expenses. The entitlement to such a reduction or elimination of the administration charges will be determined by the Company in the following manner:

        1. The size and type of group to which administrative services are to be provided will be considered.

        2. The total amount of purchase payments to be received will be considered.

        3. There may be other circumstances of which the Company is not presently aware, which could result in reduced administrative expense.

        If, after consideration of the foregoing factors, it is determined that there will be a reduction or elimination of administration expenses, the Company will provide a reduction in the annual administration fee. In no event will reduction or elimination of the administration fees be permitted where such reduction or elimination will be unfairly discriminatory to any person. The Company may waive all or a portion of the administration fee when a certificate is issued to an officer, director or employee, or relative thereof, of the Company, North American Life, the Trust or any of their affiliates.

MORTALITY AND EXPENSE RISK CHARGE

        The mortality risk assumed by the Company is the risk that annuitants may live for a longer period of time than estimated. The Company assumes this mortality risk by virtue of annuity rates incorporated into the contract which cannot be changed with respect to existing certificates. This assures each annuitant that his longevity will not have an adverse effect on the amount of annuity payments. Also, the Company guarantees that if an owner dies before the maturity date, it will pay a death benefit. (See "DEATH BENEFIT BEFORE MATURITY DATE") The expense risk assumed by the Company is the risk that the administration charges or withdrawal charge may be insufficient to cover actual expenses.

        To compensate it for assuming these risks, the Company currently deducts from each of the sub-accounts a daily charge in an amount equal to 1.25% of the value of the variable investment accounts on an annual basis, consisting of .8% for the mortality risk and .45% for the expense risk. The charge will be reflected in each owner's contract value as a proportionate reduction in the value of each variable investment account. The rate of the mortality and expense risk charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. The Company may issue contracts and certificates with a mortality or expense risk charge at rates less than those set out above, if it concludes that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the contracts and certificates have been generally designed. If the charge is insufficient to cover the actual cost of the mortality and expense risks undertaken, the Company will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to the Company and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, where an owner elects benefits payable on a variable basis, the mortality and expense risk charge is assessed although the Company bears only the expense risk and not any mortality risk. The mortality and expense risk charge is not assessed against the fixed account investment options.

TAXES

        The Company reserves the right to charge, or provide for, certain taxes against purchase payments (either at the time of payment or liquidation), contract values, payment of death benefit or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which the Company determines to have resulted from the (i) establishment or maintenance of the Variable Account, (ii) receipt by the Company of purchase payments,
(iii) issuance of the contracts or certificates, or (iv) commencement or continuance of annuity payments under the contracts or certificates. In addition, the Company will withhold taxes to the extent required by applicable law.

        Except for residents in Pennsylvania and South Dakota, premium taxes will be deducted from the contract value used to provide for fixed or variable annuity payments unless required otherwise by applicable law. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 3.5% depending on the jurisdiction and the tax status of the contract and certificate and are subject to change by the legislature or other authority. (See "APPENDIX B: STATE PREMIUM TAXES") FOR RESIDENTS OF SOUTH DAKOTA OR PENNSYLVANIA, THE FOLLOWING PREMIUM TAX ASSESSMENT WILL APPLY: A premium tax will be assessed against all non-qualified purchase payments received from owners who are residents of either South Dakota or Pennsylvania. The rate of tax is 1.25% for South Dakota residents and 2.00% for Pennsylvania residents. The state premium tax will be collected upon payment of any withdrawal benefits, upon any annuitization or payment of death benefits. In the states of Pennsylvania and South Dakota, purchase payments received in connection with the funding of a qualified plan are exempt from state premium tax.

                             FEDERAL TAX MATTERS

INTRODUCTION

        The following discussion of the federal income tax treatment of the contract or certificate is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a group annuity contract is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences associated with the purchase of a contract or certificate. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR CERTIFICATE OR OF ANY TRANSACTION INVOLVING A CONTRACT OR CERTIFICATE.

THE COMPANY'S TAX STATUS

        The Company is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. Since, under the contracts, investment income and realized capital gains of the Variable Account are automatically applied to increase reserves, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provision for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL DURING ACCUMULATION PERIOD

        Under existing provisions of the Code, except as described below, any increase in an owner's contract value is generally not taxable to the owner or annuitant until received, either in the form of annuity payments as contemplated by the contract, or in some other form of distribution. However, this rule applies only if (1) the owner is an individual, (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (3) the Company, rather than the owner, is considered the owner of the assets of the Variable Account for federal tax purposes.

        Non-Natural Owners. As a general rule, deferred annuity contracts (or certificates) held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts (or certificates) is taxed as ordinary income that is received or accrued by the owner during the taxable year. There are several exceptions to this general rule for non-natural owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. Thus, if a group annuity contract is held by a trustee, certificate owners who are individuals should be treated as owning an annuity contract for federal tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

        In addition, exceptions to the general rule for non-natural owners will apply with respect to (1) certificates acquired by an estate of a decedent by reason of the death of the decedent, (2) certain qualified contracts or certificates, (3) annuities purchased by employers upon the termination of certain qualified plans, (4) certain annuities used in connection with structured settlement agreements, and (5) annuities purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

        Diversification Requirements. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for federal income tax purposes and an owner would be taxable currently on the excess of his or her contract value over the premiums he or she paid for the certificate.

        Although the Company does not control the investments of NASL Series Trust, it expects that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."

        Ownership Treatment. In certain circumstances, variable annuity owners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable annuity owners' gross income. The Internal Revenue Service (the "Service") has stated in published rulings that a variable owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a separate asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

        The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that owners were not owners of separate account assets. For example, an owner under this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the owner being treated as the owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent owners from being considered the owners of the assets of the Variable Account.

        Delayed Maturity Dates. If the scheduled maturity date is at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income.

        The remainder of this discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes and that the Company will be treated as the owner of the Variable Account assets.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

        In the case of a partial withdrawal, amounts received are includible in income to the extent the owner's contract value before the withdrawal exceeds his or her "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes the investment in the contract at any time equals the total of the purchase payments made under the certificate to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain contributions to qualified plans) less any amounts previously received from the certificate which were not included in income.

        Other than in the case of certain qualified contracts or certificates, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. The investment in the contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers a certificate without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her contract value and the "investment in the contract" at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

        The contract provides a death benefit that in certain circumstances may exceed the greater of the payments made by or on behalf of an owner and the contract value. As described elsewhere in this prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the contract.

TAXATION OF ANNUITY PAYMENTS

        Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying
(1) the payment by (2) the ratio of the investment in the contract allocated to the fixed annuity option, adjusted for any period certain or refund feature, to the total expected value of annuity payments for the term of the contract (determined under Treasury Department regulations).

        Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS

        Amounts may be distributed from a certificate because of the death of an owner or an annuitant. In the case of a non-qualified certificate, such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

        There is a 10% penalty tax on the taxable amount of any payment from a non-qualified certificate unless the payment is: (a) received on or after the owner reaches age 59 1/2; (b) attributable to the owner's becoming disabled (as defined in the tax law); (c) made to a beneficiary on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the annuitant or the joint lives (or joint life expectancies) of the annuitant and "designated beneficiary" (as defined in the tax law), or (e) made under a certificate purchased with a single premium when the annuity starting date is no later than a year from purchase of the certificate and substantially equal periodic payments are made, not less frequently than annually, during the annuity period. (Similar rules apply in the case of certain qualified contracts or certificates.)

AGGREGATION OF CONTRACTS

        In certain circumstances, the Service may determine the amount of an annuity payment or a withdrawal from a certificate that is includible in income by combining some or all of the non-qualified certificates and annuity contracts owned by an individual. For example, if a person purchases a certificate offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the Service may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts or certificates from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

QUALIFIED RETIREMENT PLANS

        The contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. In addition, loans from qualified contracts (or certificates), where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts and certificates with the various types of qualified plans.

        When issued in connection with a qualified plan, a contract and certificate will be amended as generally necessary to conform to the requirements of the type of plan. However, owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, the Company shall not be bound by terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless the Company consents.

QUALIFIED PLAN TYPES

        Following are brief descriptions of various types of qualified plans in connection with which the Company may issue a contract.

        Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA.

        IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments made by or on behalf of an owner and the contract value. The Company intends to ask the IRS to approve the use of the contract, as to form, as an IRA, but there is no assurance that such approval will be granted.

        Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract or certificates in connection with such plans should seek competent advice. In particular, employers should consider that IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments made by or on behalf of an owner and the contract value. The Company intends to ask the IRS to approve use of the contract, as to form, as an IRA, but there is no assurance that such approval will be granted.

        Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract or certificates in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments made by or on behalf of an owner and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the contract or certificates in connection with such plans should seek competent advice.

        Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts or certificates for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts or certificates. In particular, purchasers should consider that the contract provides a death benefit that in certain circumstances may exceed the greater of the payments made by or on behalf of an owner and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.

        Withdrawals from a tax-sheltered annuity attributable to contributions made pursuant to a salary reduction agreement in a taxable year beginning after December 31, 1988, may be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon may not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account).

        Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contract or certificates are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract or certificates has the sole right to the proceeds of the contract or certificate. Loans to employees are not permitted under such plans. Generally, a contract or certificate purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the contracts or certificates in connection with such plans should seek competent advice.

DIRECT ROLLOVERS

        If the contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, any "eligible rollover distribution" from the contract will be subject to the direct rollover and mandatory withholding requirements enacted by Congress in 1992. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more).

        Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the owner elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, the owner will receive a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

        The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies the Company at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, the Company may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                               GENERAL MATTERS

TAX DEFERRAL

        The status of the contract as an annuity generally allows all earnings on the underlying investments to be tax-deferred until withdrawn or until annuity payments begin. (See "FEDERAL TAX MATTERS") This tax deferred treatment may be beneficial to owners in building assets in a long-term investment program.

PERFORMANCE DATA

        From time to time the Variable Account may publish advertisements containing performance data relating to its sub-accounts. For periods prior to August 9, 1994, performance data will be hypothetical figures based on the assumption that a contract offered by this Prospectus was issued when the sub-accounts first became available for investment under other contracts offered by
the Company.   The sub-accounts may advertise both "standardized" and
"non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Standardized performance data will consist of total return quotations, which will always include quotations for recent one year and, when applicable, five and ten year periods and, where less than ten years, for the period subsequent to the date each sub-account first became available for investment. Such quotations for such periods will be the average annual rates of return required for an initial purchase payment of $1,000 to equal the actual contract value attributable to such purchase payment on the last day of the period, after reflection of all charges. Standardized total return figures will be quoted assuming redemption at the end of the period. Such figures may be accompanied by non-standardized total return figures that are calculated on the same basis as the standardized returns except that the calculations (i) assume no redemption a the end of the period and (ii) do not reflect imposition of the $30 per contract charge inasmuch as the impact of such charge varies by contract size. In addition to the non-standardized returns, each of the sub-accounts may from time to time quote aggregate non-standardized total returns for other time periods. Except as noted above, performance figures used by the Variable Account are based on the actual historical performance of its sub-accounts for specified periods, and the figures are not intended to indicate future performance. More detailed information on the computations is set forth in the Statement of Additional Information.

FINANCIAL STATEMENTS

        Financial Statements for the Variable Account and the Company are contained in the Statement of Additional Information.

ASSET ALLOCATION AND TIMING SERVICES

        The Company is aware that certain third parties are offering asset allocation and timing services in connection with the contracts. In certain cases the Company has agreed to honor transfer instructions from such asset allocation and timing services where it has received powers of attorney, in a form acceptable to it, from the owners participating in the service. THE COMPANY DOES NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND GROUPHOLDERS/OWNERS SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS AND CERTIFICATES.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

        Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, (3) death, or (4) the participant's attainment of age 70 1/2. Accordingly, before any amounts may be distributed from the contract, proof must be furnished to the Company that one of the four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers his or her contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts issued under the ORP.

DISTRIBUTION OF CONTRACTS

        NASL Financial Services, Inc. ("NASL Financial"), 116 Huntington Avenue, Boston, Massachusetts 02116, a wholly-owned subsidiary of the Company, is the principal underwriter of the contracts and certificates in addition to providing advisory services to the Trust. NASL Financial is a broker-dealer registered under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). NASL Financial has entered into an exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan, approximately 20% owned by North American Life and its affiliates, is a broker-dealer registered under the 1934 Act and a member of the NASD. Sales of the contracts and certificates will be made by registered representatives of broker-dealers authorized by NASL Financial to sell them. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. NASL Financial will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 5% of purchase payments plus 0.25% of the certificate value per year beginning in the second certificate year. NASL Financial may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, NASL Financial will provide reimbursement of certain sales and marketing expenses. NASL Financial will pay the promotional agent for providing marketing support for the distribution of the contracts and certificates.

OWNER INQUIRIES

        All owner inquiries should be directed to the Company's Annuity Service Office at P.O. Box 818, Boston, Massachusetts 02117-0818.

LEGAL PROCEEDINGS

        There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor NASL Financial are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.


EXCHANGE OFFER AND ENHANCED DEATH BENEFIT OPTION

EXCHANGE OFFER

        The certificates under Contracts described in this Prospectus ("New Certificates") may be issued in exchange for certificates under certain group annuity contracts previously issued by the Company ("Old Certificates") or Ven 8 contracts. The Old Certificates are described in Appendix D.

        The Company will permit an owner of an outstanding Old Certificate to exchange the Old Certificate for a New Certificate without surrender charge, except a possible market value charge, as described below. For purposes of computing the applicable surrender charge upon any withdrawals made subsequent to the exchange, the New Certificate will be deemed to have been issued on the date the Old Certificate was issued, and any purchase payment credited to the Old Certificate will be deemed to have been credited to the New Certificate on the date it was credited under the Old Certificate. The death benefit under the New Certificate on the date of its issue will be the greater of the minimum death benefit under the Old Certificate or the contract value on the date of exchange and will "step up" annually thereafter as described in paragraph "2." below.

        Old Certificate owners interested in a possible exchange should carefully review both Appendix D and the remainder of this Prospectus before deciding to make an exchange.

        AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CERTIFICATE, particularly in light of the availability of the Enhanced Death Benefit endorsement described below. Further, under Old Certificates, a market value charge may apply to any amounts transferred from a three or six year investment account in connection with an exchange. (Reference should be made to the discussion of the market value charge in Appendix D.) The Company believes that an exchange of Certificates will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

        The principal differences between the Old and New Certificates are as follows:

        1. The death benefit of the New Certificate will be payable upon the death of the owner (or first owner to die if there is more than one owner). The death benefit of the Old Certificate is payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Old Certificate contract value is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

        2. The guaranteed death benefit payable under the New Certificate will be in most circumstances more favorable. If an owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be the greater of (i) the contract value or (ii) the sum of all purchase payments made less any amounts deducted in connection with certain withdrawals. The New Certificate will step up the measure of clause (ii) every year, so that clause (ii) will be the greater of clause (i) or (ii) on the last day of the previous certificate year period plus any purchase payments made and less any amounts deducted in connection with certain withdrawals since then. Under the Old Certificate, the death benefit is stepped up every six years instead of every year.

        Under the New Certificate, if an owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be the greater of the contract value or the excess of the sum of all purchase payments made by the owner less the sum of any amounts deducted in connection with certain withdrawals by the owner. If an owner dies and the oldest owner had an attained age greater than 80 on the certificate date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment. Under the Old Certificate, if the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the contract value. Also, if the owner is not the annuitant and dies before the maturity date and before the annuitant, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid.

        3. The New Certificate will waive the $30 annual administration fee prior to the maturity date if the contract value is equal to or greater than $100,000 at the time the fee is be assessed.

        4. The surrender charges under the New Certificate will be higher in certain cases. The surrender charges are the same under both Old and New Certificates for the first three certificate years, but thereafter the charges under the New Certificate are 5%, 4%, 3% and 2% for withdrawals made during certificate years four, five, six and seven, respectively, while under the Old Certificate the charges for such years are 4%, 3%, 2% and 0%, respectively.

        5. The minimum interest rate to be credited for any guarantee period under the fixed portion of the New Certificate will be three percent as opposed to four percent under the Old Certificate. The market value charge under the New Certificate will be limited so as to only affect accumulated earnings in excess of three percent, whereas under the Old Certificate the market value charge is limited so as to not invade principal.

        6. The annuity purchase rates guaranteed in the New Certificate have been determined using 3% as opposed to 4% under the Old Certificate.

        Certificate owners who do not wish to exchange their Old Certificates for the New Certificates may continue to make purchase payments to their Old Certificates. Or, they can keep their Old Certificates and buy a New Certificate to which to apply additional purchase payments.

        The above comparison does not take into account differences between the Old Certificates, as amended by qualified plan endorsements, and the New Certificates, as amended by similar qualified plan endorsements. Owners using their Old Certificate in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of the prospectus.


ENHANCED DEATH BENEFIT OPTION

        As an alternative to the exchange privilege described above, the Company is offering an Enhanced Death Benefit to any owner of an Old Certificate (a Ven 8 contract) having a certificate date not later than August 15, 1994. The Enhanced Death Benefit Option is available as an endorsement to such Certificates only upon the payment of an additional purchase payment of at least 10% of all purchase payments made to the Old Certificate through August 15, 1994 or $10,000, whichever is greater. Old Certificates dated subsequent to August 15 will not be eligible for the Enhanced Death Benefit endorsement.

        The Enhanced Death Benefit, as described below, will provide an annual step-up in death benefit comparable to the New Certificate death benefit described in the prospectus under "Death Benefit Before Maturity Date," except that the death benefit under the endorsement will be payable on the death of the last surviving annuitant as opposed to the death of the first owner as provided in the New Certificate.

        The Enhanced Death Benefit provided by the endorsement will always be equal to or better than the death benefit of an Old Certificate issued without the endorsement. In the case of the death of the annuitant on or prior to the first of the month following his or her 85th birthday, the minimum death benefit is as described under the caption "Prior Contract Death Benefit Provision" in Appendix D except that the death benefit is stepped up each certificate year instead of each six certificate year period. In the case of the death of the annuitant after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with certain withdrawals. Under an Old Certificate issued without the endorsement, if the annuitant dies after the first of the month following his or her 85th birthday, the death benefit is the contract value only. For purposes of computing the Enhanced Death Benefit under an Old Certificate issued without the endorsement, the death benefit will be computed as if the Enhanced Death Benefit endorsement had been a part of the Old Certificate on the certificate date.

        The Company believes that the addition of the Enhanced Death Benefit endorsement to an Old Certificate will not be treated as a taxable event for Federal tax purposes; however, any owner considering the addition of the endorsement should consult a tax advisor.

OTHER INFORMATION

        A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the variable portion of the contracts discussed in this Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus or the Statement of Additional Information concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.


                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS
General Information and History ............................................ 3
Performance Data ........................................................... 3
Services
        Independent Accountants ............................................ 6
        Servicing Agent .................................................... 6
        Principal Underwriter .............................................. 6
        Cancellation of Certificate ........................................ 6
Financial Statements ....................................................... 7


                                  APPENDIX A

EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE

Example 1 - Assume a single payment of $50,000 is made by an owner into the contract and a certificate is issued. No transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the contract value of the certificate were completely withdrawn. This illustration is based on hypothetical contract values.


                    HYPOTHETICAL      FREE                      WITHDRAWAL
     CERTIFICATE      CONTRACT     WITHDRAWAL    PAYMENTS         CHARGE
        YEAR           VALUE         AMOUNT     LIQUIDATED   -------------------
                                                             PERCENT      AMOUNT
     ---------------------------------------------------------------------------
         2             55,000       5,000(a)       50,000       6%         3,000
         4             50,500       5,000(b)       45,500       5%         2,275
         6             60,000      10,000(c)       50,000       3%         1,500
         8             70,000      20,000(d)       50,000       0%             0

----------

(a) During any certificate year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made by the owner less any prior partial withdrawals in that certificate year. In the second certificate year the earnings under the contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (contract value less free withdrawal amount).

(b) In the example for the fourth certificate year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 X 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (contract value less free withdrawal amount).

(c) In the example for the sixth certificate year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (contract value less free withdrawal amount).

(d) There is no withdrawal charge on any payments liquidated that have been in the contract for at least 7 years.

        Example 2 - Assume a single payment of $50,000 is made by an owner into the contract and a certificate is issued. No transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third certificate year of $2,000, $5,000, $7,000, and $8,000. The illustration below is based on hypothetical contract values.


        HYPOTHETICAL     PARTIAL       FREE                        WITHDRAWAL
          CONTRACT     WITHDRAWAL   WITHDRAWAL    PAYMENTS           CHARGE
           VALUE       REQUESTED      AMOUNT     LIQUIDATED    -----------------
                                                               PERCENT    AMOUNT
        ------------------------------------------------------------------------
             65,000        2,000       15,000(a)         0        5%         0
             49,000        5,000        3,000(b)     2,000        5%       100
             52,000        7,000        4,000(c)     3,000        5%       150
             44,000        8,000            0(d)     8,000        5%       400
------------------------------

(a) The free withdrawal amount during any certificate year is the greater of the contract value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that certificate year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(b) The contract has negative accumulated earnings ($49,000-$50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current certificate year, the remaining free withdrawal amount during the third certificate year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(c) The contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000-$2,000-$5,000<0). Hence the free withdrawal amount is $4,000.
        Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(d) The free withdrawal amount is zero since the contract has negative accumulated earnings ($44,000-$45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next certificate year the full 10% of payments would be available again for withdrawal requests during that year.



                                  APPENDIX B

STATE PREMIUM TAXES

        Premium taxes vary according to the state and are subject to change.
In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

                                       TAX RATE

                                QUALIFIED     NON-QUALIFIED
STATE                           CONTRACTS       CONTRACTS
-----------------------------------------------------------
CALIFORNIA ............           .50%             2.35%
DISTRICT OF COLUMBIA ..          2.25%             2.25%
KANSAS ................           .00%             2.00%
KENTUCKY ..............          2.00%             2.00%
MAINE .................           .00%             2.00%
MICHIGAN ..............        .00075%           .00075%
MISSISSIPPI ...........           .00%             1.00%
NEVADA ................           .00%             3.50%
PENNSYLVANIA* .........           .00%             2.00%
PUERTO RICO ...........          1.00%             1.00%
SOUTH DAKOTA* .........           .00%             1.25%
TEXAS .................           .04%              .04%
WEST VIRGINIA .........          1.00%             1.00%
WYOMING ...............           .00%             1.00%



                                  APPENDIX C

For all certificates issued in Pennsylvania the maximum maturity age based upon the issue age of the annuitant is as follows:

                ISSUE AGE       MAXIMUM MATURITY AGE
              --------------------------------------
                70 or less              85
                71-75                   86
                76-80                   88
                81-85                   90
                86-90                   93
                91-93                   96
                94-95                   98
                96-97                   99
                98-99                  101
              100-101                  102
                  102                  103
                  103                  104
                  104                  105
                  105                  106

        It is required that the annuitant exercise a settlement annuity option no later than the maximum maturity age stated above. For example an annuitant age 60 at issue must exercise a settlement option prior to the attainment of age 86. The Company will use the issue age of the youngest named annuitant in the determination of the required settlement option date.

        If certificates are issued with annuitants over age 84, a withdrawal charge could be imposed if they terminate the certificate rather than elect a settlement option upon attainment of the maximum maturity age. This is a result of the restrictions by Pennsylvania in combination with the 7-year withdrawal charge schedule of the certificate.

                                  APPENDIX D

PRIOR CONTRACTS

        Prior to February, 1995, the Company issued a class of variable annuity contract which is no longer being issued but under which purchase payments may continue to be made ("prior contract") -- "Ven 8" contracts, which were sold during the period from September 1992 until February, 1995.

        The principal differences between the contract offered by this Prospectus and the prior contract relate to the investment options available under the contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the contracts, the charges made by the Company and the death benefit provisions.

INVESTMENT OPTIONS

        The investment options under the prior contract differ as follows from the investment options described in this Prospectus. The prior contract does not allow for investments in the five and seven year fixed account investments options. The prior contract allows investments in a six year fixed account investment option not available under the contract offered by this Prospectus. The prior contract does not provide the Company the authority to offer additional fixed account investment options for any yearly period from two to ten years.

FIXED ACCOUNT MINIMUM INTEREST GUARANTEE

        The minimum interest rate to be credited for any guarantee period under the fixed portion of the prior contract is 4%.

MARKET VALUE CHARGE

        For purposes of calculating the market value adjustment factor (see "Fixed Account Investment Options - Market Value Charge") the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2x(A-4%) and never less than zero. ("A" is the guaranteed interest rate on the investment account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.)

        There will be no market value charge on withdrawals from the fixed account investment options in the following situations: (a) death of the annuitant; (b) amounts withdrawn to pay fees or charges; (c) amounts applied at the maturity date to purchase an annuity as provided in the certificate; (d) amounts withdrawn from three and six year investment accounts within one month prior to the end of the guarantee period; and (e) amounts withdrawn in any year that do not exceed 10% of total purchase payments less any prior partial withdrawals in that certificate year.

        Notwithstanding application of the market value adjustment formula, in no event will the market value charge (i) exceed the earnings attributable to the amount withdrawn from an investment account, (ii) together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or (iii) reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract. The cumulative effect of the market value and withdrawal charges (or the effect of the withdrawal charge itself) could, however, result in a owner receiving total withdrawal proceeds of less than the owner's investment in the contract.

WITHDRAWAL CHARGES

        The withdrawal charges under the prior contract differ from the withdrawal charges described in this Prospectus.

Prior Contract Withdrawal Charge

        The withdrawal charge assessed under the prior contract is as follows:

        If a withdrawal is made from the contract by an owner before the maturity date of the certificate, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract for the owner less than six complete years. There is never a withdrawal charge with respect to earnings accumulated for an owner in the contract, certain other free withdrawal amounts described below or purchase payments by or on behalf of the owner that have been in the contract more than six complete years. In no event may the total withdrawal charges exceed 6% of the total purchase payments made by or on behalf of the owner. The amount of the withdrawal charge and when it is assessed is discussed below:

        1. Each withdrawal is allocated first to the "free withdrawal amount" and second to "unliquidated purchase payments" for each certificate. In any certificate year, the free withdrawal amount for that year is the greater of
(1) the excess of the owner's contract value on the date of withdrawal over the unliquidated purchase payments made by or on behalf of the owner (the accumulated earnings on the owner's certificate) or (2) 10% of total purchase payments made by or on behalf of the owner less any prior partial withdrawals by the owner in that certificate year. Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge.

        2. If an owner makes a withdrawal for an amount in excess of the free withdrawal amount, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc... until all purchase payments have been liquidated.

        3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

            NUMBER OF COMPLETE YEARS           WITHDRAWAL CHARGE
          PURCHASE PAYMENT IN CONTRACT             PERCENTAGE
          ------------------------------------------------------
                        0                               6%
                        1                               6%
                        2                               5%
                        3                               4%
                        4                               3%
                        5                               2%
                        6+                              0%

        The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

        4. The withdrawal charge is deducted from the owner's contract value remaining after the owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge and market value charge.

        5. There is generally no withdrawal charge on distributions made as a result of the death of the annuitant or owner and no withdrawal charges are imposed on the maturity date if the owner annuitizes as provided in the contract.

OTHER CONTRACT CHARGES

        The prior contract makes no provision for the waiver of the $30 annual administration fee when prior to the maturity date the contract value equals or exceeds $100,000 at the time of the fee's assessment.

DEATH BENEFIT PROVISIONS

Prior Contract Death Benefit Provisions

        The provisions governing the death benefit prior to the maturity date under the prior contract are as follows:

        Death of Annuitant who is not the Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the owner is not the annuitant and the annuitant dies before the owner and before the maturity date. If there is more than one such annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant. The minimum death benefit will be paid either as a lump sum or in accordance with any of the annuity options available under the contract. An election to receive the death benefit under an annuity option must be made within 60 days after the date on which the death benefit first becomes payable. Rather than receiving the minimum death benefit, the beneficiary may elect to continue his or her participation under the contract as a new owner. (In general, a beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he or she had received the minimum death benefit.)

        Death of Annuitant who is the Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the owner is the annuitant,
dies before the maturity date and is not survived by a co-annuitant.   If the
certificate is a non-qualified certificate, the owner is the annuitant and the owner dies before the maturity date survived by a co-annuitant, the Company, instead of paying the minimum death benefit to the beneficiary, will pay to the successor owner an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge. If the certificate is a non-qualified certificate, distribution of the minimum death benefit to the beneficiary (or of the amount payable to the successor owner) must be made within five years after the owner's death. If the beneficiary or successor owner, as appropriate, is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the beneficiary (or the successor owner, as appropriate) or over a period not in excess of the life expectancy of the beneficiary (or the successor owner, as appropriate). If the owner's spouse is the beneficiary (or the successor owner, as appropriate) that spouse may elect to continue his or her participation under the contract as a new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when a owner dies generally will apply when that spouse, as the owner, dies.

        Death of Owner who is not the Annuitant. If the owner is not the annuitant and dies before the maturity date and before the annuitant, the successor owner  shall have the ownership rights of the owner
and will be entitled to the owner's interest in the contract.   If the
certificate is a nonqualified contract, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid to the successor owner. Distribution of the amount to the successor owner must be made within five years of the owner's death. If the successor owner is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the successor owner (or over a period not greater than the successor owner's life expectancy). If the owner's spouse is the successor owner, that spouse may elect to continue his or her participation under the contract as a new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when an owner dies generally will apply when that spouse, as the owner, dies.

        For purposes of these death benefit provisions applicable on an owner's death (whether or not such owner is an annuitant), if a non-qualified certificate has more than one individual owner, death benefits must be paid as provided in the contract upon the death of any such owner. If both owners are individuals, the distributions will be made to the remaining owner rather than to the successor owner.

        Entity as Owner. In the case of a non-qualified certificate where the owner is not an individual (for example, the owner is a corporation or a trust), the special rules stated in this paragraph apply. For purposes of distributions of death benefits before the maturity date, any annuitant under the certificate will be treated as the owner, and a change in the annuitant or any co-annuitant shall be treated as the death of the owner. In the case of distributions which result from a change in an annuitant when the annuitant does not actually die, the amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

        If a non-qualified certificate has both an individual and a non-individual owner, death benefits must be paid as provided in the contract upon the death of any annuitant, a change in any annuitant, or the death of any individual owner, whichever occurs earlier.

        The minimum death benefit during the first six certificate years will be equal to the greater of: (a) the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made by or on behalf of the owner, less any amount deducted in connection with partial withdrawals made by the owner. During any subsequent six contract year period, the minimum death benefit will be the greater of (a) the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit on the last day of the previous six certificate year period plus any purchase payments made by or on behalf of the owner and less any amount deducted in connection with partial withdrawals made by the owner since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the owner's contract value on the date due proof of death and all required claim forms are received at the Company' Annuity Service Office.

        Death benefits will be paid within seven days of receipt of due proof of death and all required claim forms at the Company's Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed.

Prior Contract Enhanced Death Benefit Option

        The Company is offering an Enhanced Death Benefit Option to any owner of a certificate ("Certificate") issued under a prior contract having a certificate date not later than August 15, 1994. The Enhanced Death Benefit Option is available as an endorsement to such Certificates only upon the payment of an additional purchase payment of at least 10% of all purchase payments made to the Certificate through August 15, 1994 or $10,000, whichever is greater. Certificates dated subsequent to August 15 will not be eligible for the Enhanced Death Benefit endorsement. (An owner of a Certificate may also exchange the Certificate for the Certificate described in the Prospectus, see "Exchange Offer and Enhanced Death Benefit Option" in the Prospectus.)

        The Enhanced Death Benefit, as described below, will provide an annual step-up in death benefit comparable to the death benefit described in this Prospectus under "Death Benefit Before Maturity Date," except that the death benefit under the endorsement will be payable on the death of the last surviving annuitant as opposed to the death of the first owner as provided in this Prospectus.

        The Enhanced Death Benefit provided by the endorsement will always be equal to or better than the death benefit of a Certificate issued without the endorsement. In the case of the death of the annuitant on or prior to the first of the month following his or her 85th birthday, the minimum death benefit is as described in Appendix D under the caption "Prior Contract Death Benefit Provisions" except that the death benefit is stepped up each certificate year instead of each six certificate year period. In the case of the death of the annuitant after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with certain withdrawals. Under a Certificate issued without the endorsement, if the annuitant dies after the first of the month following his or her 85th birthday, the death benefit is the contract value only. For purposes of computing the Enhanced Death Benefit under a Certificate issued without the endorsement, the death benefit will be computed as if the Enhanced Death Benefit endorsement had been a part of the Certificate on the certificate date.

OTHER CONTRACT PROVISIONS

Contract Maturity Date

        Under the prior contract, the contract maturity date is the later of the first day of the month following the 85th birthday of the annuitant or the sixth certificate anniversary. The prior contract allows the owner to specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date must be the first day of a month no later than the first day of the month following the 85th birthday of the annuitant.

Annuity Tables Assumed Interest Rate

        A 4% assumed interest rate is built into the annuity tables in the prior contract used to determine the first variable annuity payment to be made under that contract.

Beneficiary

        Under the prior contract certain provisions relating to beneficiary are as follows:

        The beneficiary is the person, persons or entity designated in the application or as subsequently named to whom benefits will be paid on the death of the annuitant. The beneficiary may be changed by the owner during the lifetime of the annuitant and prior to the maturity date subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the owner or the owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts or certificates, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

Ownership

        Under the prior contract certain provisions relating to ownership are as follows:

        The contract is owned by the group holder. However, all contract rights and privileges not expressly reserved to the group holder may be exercised by each owner as to his or her interests as specified in his or her certificate. Prior to the maturity date, an owner is the person designated in an application or as subsequently named. On and after a certificate's maturity date, the annuitant is the owner and after the death of the annuitant, the beneficiary is the owner.

        In the case of non-qualified contracts, ownership of the contract may be changed at any time. In the case of non-qualified certificates, an owner may assign his or her interest in the contract during the lifetime of the annuitant prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a contract or interest therein, or changing the ownership of a contract or certificate, may be treated as a distribution of all or a portion of the contract value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.


Modification

        The prior contract does not include "free withdrawal percentage" among contract terms the Company is authorized to change on 60 days' notice to the group holder.

                      TABLE OF ACCUMULATION UNIT VALUES

                         UNIT VALUE
                          AT START      UNIT VALUE AT      NUMBER OF UNITS
SUB-ACCOUNT                OF YEAR       END OF YEAR        AT END OF YEAR
--------------------------------------------------------------------------
Global Equity
 1992 ................  $12.003976        $11.790318            28,203.763
 1993 ................   11.790318         15.450341           985,277.929
 1994 ................   15.450341         15.500933         2,268,423.530
Pasadena Growth
 1992* ...............  $10.000000        $ 9.923524            58,049.495
 1993 ................    9.923524        $ 9.413546           707,931.534
 1994 ................    9.413546          8.837480         1,001,113.147
Equity
 1992 ................  $12.386657        $13.143309           122,807.657
 1993 ................   13.143309         15.075040         1,315,253.114
 1994 ................   15.075040         14.786831         1,958,082.571
Value Equity
 1993** ..............  $10.000000        $11.175534           715,700.792
 1994 ................   11.175534         11.107620         1,432,473.155
Growth and Income
 1992 ................  $10.942947        $11.927411           149,476.889
 1993 ................   11.927411         12.893007         1,610,454.400
 1994 ................   12.893007         13.076664         2,142,828.604
Strategic Bond
 1993** ..............  $10.000000        $10.750617           381,406.287
 1994 ................   10.750617          9.965972           564,406.390
Global Government Bond
 1992 ................  $13.322602        $13.415849            56,786.509
 1993 ................   13.415849         15.741586           745,370.831
 1994 ................   15.741586         14.630721           694,644.982

Investment Quality Bond (formerly called Bond Sub-account)

 1992 ................  $13.147350        $13.936240            59,746.432
 1993 ................   13.936240         15.118716           319,417.770
 1994 ................   15.118716         14.216516           384,804.353

U.S. Gov. Securities (formerly called U.S. Gov. Bond Sub-account)

 1992 ................  $13.015785        $13.651495           212,815.440
 1993 ................   13.651495         14.490734           783,550.472
 1994 ................   14.490734         14.111357           585,709.535
Money Market
 1992 ................  $12.892485        $13.137257            28,928.622
 1993 ................   13.137257         13.303085           331,225.229
 1994 ................   13.303085         13.623292         1,079,557.666
Aggressive Asset Allocation
 1992 ................  $10.880194        $11.623893            21,660.089
 1993 ................   11.623893         12.642493           244,300.482
 1994 ................   12.642493         12.381395           395,864.362
Moderate Asset Allocation
 1992 ................  $11.012835        $11.772128           120,020.418
 1993 ................   11.772128         12.775798         1,245,900.794
 1994 ................   12.775798         12.396295         1,690,801.919

Conservative Asset Allocation
 1992 .......................        $11.102574      $11.821212       56,414.765
 1993 .......................         11.821212       12.705196      330,900.271
 1994 .......................         12.705196       12.298940      478,239.388

*    This Sub-account commenced operations on December 11, 1992.
**   This Sub-account commenced operations on February 19, 1993.